                          BARR ROSENBERG SERIES TRUST                     497(c)
                                                                        33-21677

                        U.S. SMALL CAPITALIZATION SERIES
                                  JAPAN SERIES
                   INTERNATIONAL SMALL CAPITALIZATION SERIES

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                     1-800-555-5737 (INSTITUTIONAL SHARES)
                   1-800-447-3332 (ADVISER AND SELECT SHARES)

                                 JULY 29, 1998

    Barr Rosenberg Series Trust (the "Trust") is an open-end management investment company offering five diversified portfolios with different investment objectives and strategies including the U.S. Small Capitalization Series, Japan Series and International Small Capitalization Series. The other portfolios of the Trust, which are offered under a separate prospectus, are the Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund. The U.S. Small Capitalization Series, Japan Series and International Small Capitalization Series are referred to herein individually as a "Series" or a "Fund," and collectively as the "Series" or the "Funds." Each Fund's investment adviser is Rosenberg Institutional Equity Management (the "Manager").

                           DOMESTIC EQUITY PORTFOLIO

    The U.S. SMALL CAPITALIZATION SERIES seeks a total return greater than that of the Russell 2000 Index through investment primarily in equity securities of smaller companies that are traded principally in the markets of the United States. The Fund is designed for long-term investors willing to assume above-average risk in return for above-average capital growth potential. The U.S. Small Capitalization Series has been closed to new investors, subject to certain exceptions. The U.S. Small Capitalization Series will close to new investments effective January 1, 1999, subject to certain exceptions. See "Purchase of Shares."

                        INTERNATIONAL EQUITY PORTFOLIOS

    The INTERNATIONAL SMALL CAPITALIZATION SERIES seeks a total return greater than that of the Cazenove Rosenberg Global Smaller Companies Index excluding the United States ("CRIexUS") through investment primarily in equity securities of smaller companies that are traded principally in markets outside of the United States. The Fund is designed for long-term investors willing to assume above-average risk in return for above-average capital growth potential.

    The JAPAN SERIES seeks a total return greater than that of the Tokyo Stock Price Index of the Tokyo Stock Exchange ("TOPIX") through investment in Japanese securities, primarily in common stocks of Japanese companies traded in Japanese markets. The Fund is designed for long-term investors willing to assume above-average risk in return for above-average capital growth potential.

    The U.S. Small Capitalization Series offers three classes of shares:
Institutional Shares, Adviser Shares and Select Shares. The Japan Series and International Small Capitalization Series offer two classes of shares:
Institutional Shares and Select Shares. Whether an investor is eligible to purchase Institutional Shares, Adviser Shares or Select Shares generally depends on the amount invested in a particular Fund and on whether the investor makes the investment in the Fund directly or through a financial adviser. The classes differ primarily with respect to (i) the level of Shareholder Service Fee and
(ii) the level of Distribution Fee borne by each class. See "Multiple Classes."

    This Prospectus concisely describes the information that investors ought to know before investing. Please read this Prospectus carefully and keep it for future reference.

    A Statement of Additional Information dated July 29, 1998 (the "Statement") is available free of charge by writing to Barr Rosenberg Funds Distributor, Inc., the Funds' distributor (the "Distributor"), at 3435 Stelzer Road, Columbus, Ohio 43219 or by telephoning 1-800-555-5737 (for Institutional Share customers) and 1-800-447-3332 (for Adviser and Select Share customers). The Statement, which contains more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Prospectus. The Commission maintains a World Wide Web site at http://www.sec.gov that contains the Statement, material incorporated by reference and other information regarding registrants that file electronically with the Commission.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

FUND EXPENSES.........................................................       3

FINANCIAL HIGHLIGHTS..................................................       5

INVESTMENT OBJECTIVES AND POLICIES....................................      10

GENERAL DESCRIPTION OF RISKS AND FUND INVESTMENTS.....................      12

INVESTMENT PERFORMANCE................................................      16

MANAGEMENT OF THE TRUST...............................................      20

MULTIPLE CLASSES......................................................      27

PURCHASE OF SHARES....................................................      29

IRA ACCOUNTS..........................................................      32

REDEMPTION OF SHARES..................................................      32

EXCHANGE OF FUND SHARES...............................................      34

DETERMINATION OF NET ASSET VALUE......................................      35

DISTRIBUTIONS.........................................................      35

TAXES.................................................................      36

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES......................      36

OTHER INFORMATION.....................................................      38

SHAREHOLDER INQUIRIES.................................................      38

                                 FUND EXPENSES

    The annual expenses of each of the Funds are set forth in the following tables, the forms of which are prescribed by federal securities laws and regulations.

ANNUAL FUND OPERATING EXPENSES

  (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                               TOTAL FUND
                                                                                                               OPERATING
                                                                                                 OTHER          EXPENSES
                                                    MANAGEMENT   SHAREHOLDER                    EXPENSES     (AFTER WAIVER
                                                    FEE (AFTER     SERVICE     DISTRIBUTION   (AFTER REIM-       AND/OR
                                                     WAIVER)         FEE           FEE         BURSEMENT)    REIMBURSEMENT)
                                                    ----------   -----------   ------------   ------------   --------------
INSTITUTIONAL SHARES
  U.S. Small Capitalization Series................    0.75%          None          None          0.40%*          1.15%
  International Small Capitalization Series.......    0.00%          None          None          1.50%           1.50%
  Japan Series....................................    0.00%          None          None          1.50%           1.50%
ADVISER SHARES
  U.S. Small Capitalization Series................    0.75%         0.25%          None          0.40%*          1.40%
SELECT SHARES
  U.S. Small Capitalization Series................    0.75%         0.25%         0.25%          0.40%*          1.65%
  International Small Capitalization Series.......    0.00%         0.25%         0.25%          1.50%           2.00%
  Japan Series....................................    0.00%         0.25%         0.25%          1.50%           2.00%

    The Manager has agreed to waive its management fee and bear certain expenses until further notice in order to limit the total annual operating expenses (which do not include nonrecurring account fees and extraordinary expenses) of each class to the percentage of a Fund's average daily net assets attributable to that class listed under Total Fund Operating Expenses above. Absent such agreement by the Manager to waive its fee and bear such expenses, (1) the U.S. Small Capitalization Series' management fees would be 0.90% and Total Fund Operating Expenses would be 1.30% for Institutional Shares, 1.55% for Adviser Shares and 1.80% for Select Shares; (2) the Japan Series' management fees would be 1.00%, Other Expenses would be 13.25% and Total Fund Operating Expenses would be 14.25% for Institutional Shares and 14.75% for Select Shares; and (3) the International Small Capitalization Series' management fees would be 1.00%, Other Expenses would be 1.64% and Total Fund Operating Expenses would be 2.64% for Institutional Shares and 3.14% for Select Shares. See "Management of the Trust."

-------------------

* Actual Other Expenses without reimbursement of expenses by the Manager.

EXAMPLE:

                                                     YOU WOULD PAY THE FOLLOWING
                                                        EXPENSES ON A $1,000
                                                      INVESTMENT ASSUMING A 5%
                                                       ANNUAL RETURN (WITH OR
                                                     WITHOUT A REDEMPTION AT THE
                                                      END OF EACH TIME PERIOD):
                                                    -----------------------------
                                                      1       3       5      10
                                                    YEAR    YEARS   YEARS   YEARS
                                                    -----   -----   -----   -----
INSTITUTIONAL SHARES
  U.S. Small Capitalization Series................   $12     $37    $  63   $ 140
  International Small Capitalization Series.......   $15     $47    $  82   $ 179
  Japan Series....................................   $15     $47    $  82   $ 179
ADVISER SHARES
  U.S. Small Capitalization Series................   $14     $44    $  77   $ 168
SELECT SHARES
  U.S. Small Capitalization Series................   $17     $52    $  90   $ 195
  International Small Capitalization Series.......   $20     $63    $ 108   $ 233
  Japan Series....................................   $20     $63    $ 108   $ 233

    THE PURPOSE OF THIS TABLE IS TO ASSIST YOU IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES OF THE FUNDS THAT YOU WILL BEAR DIRECTLY OR INDIRECTLY. THE EXPENSES USED IN THE EXAMPLE, AND THE FIVE PERCENT ANNUAL RETURN, WHICH IS MANDATED BY THE SECURITIES AND EXCHANGE COMMISSION, ARE NOT REPRESENTATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE; ACTUAL EXPENSES AND/OR PERFORMANCE MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    The following tables present per share financial information for the periods listed for each Fund. Each of the Financial Highlights has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the Funds appears in the Funds' Annual Report for the fiscal year ended March 31, 1998 (the "Annual Report"). These statements should be read in conjunction with the "Report of Independent Accountants," the other audited financial statements and related notes which are contained in the Annual Report and are incorporated by reference into this Prospectus and the Statement of Additional Information.

                        U.S. SMALL CAPITALIZATION SERIES

                                                                        INSTITUTIONAL SHARES
                                  ------------------------------------------------------------------------------------------------
                                                                    FOR THE YEAR ENDED MARCH 31,
FOR A SHARE OUTSTANDING           ------------------------------------------------------------------------------------------------
THROUGHOUT EACH PERIOD              1998      1997       1996     1995     1994     1993      1992      1991      1990    1989(a)
                                  --------  --------    -------  -------  -------  -------  --------  --------  --------  --------
Net asset value, beginning of
  period........................  $   7.13  $   7.60    $  6.97  $  7.36  $ 12.33  $ 12.04  $  10.74  $  10.70  $  10.34  $ 10.00
                                  --------  --------    -------  -------  -------  -------  --------  --------  --------  --------
Income from investment
  operations
  Net investment
    income/(loss)(b)............      0.02**     0.04      0.03     0.01     0.08     0.13      0.11      0.09      0.08     0.11
  Net realized and unrealized
    gain/(loss) on
    investments.................      3.14      1.39       2.34     0.78     1.28     2.31      1.53      0.05      0.67     0.23
                                  --------  --------    -------  -------  -------  -------  --------  --------  --------  --------
  Total from investment
    operations..................      3.16      1.43       2.37     0.79     1.36     2.44      1.64      0.14      0.75     0.34
                                  --------  --------    -------  -------  -------  -------  --------  --------  --------  --------
Distributions to shareholders
  from:
  Net investment income.........     (0.01)    (0.05)     (0.01)   (0.08)   (0.14)   (0.10)    (0.08)    (0.07)    (0.15)      --
  Net realized gain on
    investments.................     (0.52)    (1.85)     (1.73)   (1.10)   (6.19)   (2.05)    (0.26)    (0.03)    (0.24)      --
                                  --------  --------    -------  -------  -------  -------  --------  --------  --------  --------
  Total distributions to
    shareholders................     (0.53)    (1.90)     (1.74)   (1.18)   (6.33)   (2.15)    (0.34)    (0.10)    (0.39)      --
                                  --------  --------    -------  -------  -------  -------  --------  --------  --------  --------
Net asset value, end of
  period........................  $   9.76  $   7.13    $  7.60  $  6.97  $  7.36  $ 12.33  $  12.04  $  10.74  $  10.70  $ 10.34
                                  --------  --------    -------  -------  -------  -------  --------  --------  --------  --------
                                  --------  --------    -------  -------  -------  -------  --------  --------  --------  --------
Total return(c).................     44.95%    19.53%     35.69%   12.21%   12.83%   22.51%    15.79%     1.56%     7.37%   39.06%
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Net assets, end of period
  (000).........................  $537,891   $82,116    $60,046  $56,910  $52,500  $69,458  $119,343  $171,942  $113,222  $57,058
Net investment income/(loss)
  before
  waivers/reimbursements........      0.04%    (0.12)%     0.22%    0.33%    0.36%    0.46%     0.62%     1.08%     1.08%    9.14%*
Net investment income/(loss) net
  of waivers/reimbursements.....      0.19%     0.35%      0.47%    0.60%    0.60%    0.59%     0.66%     1.22%     1.24%   10.10%*
Expenses before waivers/
  reimbursements(d).............      1.30%     1.54%      1.15%    1.17%    1.14%    1.03%     0.94%     1.04%     1.06%    1.86%*
Expenses net of
  waivers/reimbursements........      1.15%     1.07%      0.90%    0.90%    0.90%    0.90%     0.90%     0.90%     0.90%    0.90%*
Portfolio turnover rate.........     77.70%   126.83%     71.87%   57.27%   59.61%   32.61%    59.04%    64.97%    60.10%    0.04%
Average commission rate.........   $0.0348   $0.0327         --       --       --       --        --        --        --       --

-------------------

*   Annualized.

**  Calculated based on the average shares outstanding during the year.

(a)  The Fund commenced operations on February 22, 1989.

(b) Net of fees and expenses waived/reimbursed by the Manager in the amount of $.01, $.04, $.02, $.01, $.05, $.03, $.01, $.01, $.01 and $.01 per share, respectively.

(c) Total return would have been lower had certain fees and expenses not been waived/reimbursed by the Manager.

(d) Increase in expense ratio for 1997 is due to the change in the maximum expense ratio charged to the Fund during the year.

                        U.S. SMALL CAPITALIZATION SERIES

                                                        ADVISER SHARES                         SELECT SHARES
                                              ----------------------------------    ------------------------------------
                                                 FOR THE            FOR THE            FOR THE              FOR THE
FOR A SHARE OUTSTANDING                         YEAR ENDED       PERIOD ENDED         YEAR ENDED         PERIOD ENDED
THROUGHOUT EACH PERIOD                        MARCH 31, 1998   MARCH 31, 1997(a)    MARCH 31, 1998     MARCH 31, 1997(a)
                                              --------------   -----------------    --------------     -----------------
Net asset value, beginning of period........     $  7.14            $  7.38            $  7.13              $  8.49
                                                   -----              -----              -----                -----
Income from investment operations:
  Net investment income/(loss)(b)...........       (0.01)**            0.02              (0.02)**              0.07
  Net realized and unrealized gain/(loss) on
    investments.............................        3.14              (0.26)              3.14                 0.47
                                                   -----              -----              -----                -----
  Total from investment operations..........        3.13              (0.24)              3.12                 0.54
                                                   -----              -----              -----                -----
Distributions to shareholders from:
  Net investment income.....................          --                 --                 --                (0.05)
  Net realized gain on investments..........       (0.52)                --              (0.52)               (1.85)
                                                   -----              -----              -----                -----
  Total distributions to shareholders.......       (0.52)                --              (0.52)               (1.90)
                                                   -----              -----              -----                -----
Net asset value, end of period..............     $  9.75            $  7.14            $  9.73              $  7.13
                                                   -----              -----              -----                -----
                                                   -----              -----              -----                -----
Total return(c).............................       44.50%             (3.25)%            44.42%                6.84%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (000).............     $17,448               $208            $33,724               $2,375
Net investment income/(loss) before waivers/
  reimbursements............................       (0.22)%             0.07%*            (0.70)%               0.07%*
Net investment income/(loss) net of waivers/
  reimbursements............................       (0.06)%             0.46%*            (0.24)%               0.46%*
Expenses before waivers/reimbursements......        1.56%              1.54%*             2.05%                1.54%*
Expenses net of waivers/reimbursements......        1.40%              1.15%*(d)          1.59%                1.15%*(d)
Portfolio Turnover Rate.....................       77.70%            126.83%             77.70%              126.83%
Average commission rate.....................     $0.0348            $0.0327            $0.0348              $0.0327

-------------------

*   Annualized.

**  Calculated based on the average shares outstanding during the year.

(a) The Adviser Shares commenced operations on January 21, 1997 and Select Shares commenced operations on October 22, 1996.

(b) Net of fees and expenses waived/reimbursed by the Manager for the Adviser Shares in the amount of $.01 and $.04 and Select Shares in the amount of $.01 and $.04, respectively.

(c) Total return would have been lower had certain fees and expenses not been waived/reimbursed by the Manager.

(d) Shareholder Services Fees and/or Distribution Fees were not incurred in such period.

                                  JAPAN SERIES

                                                                    INSTITUTIONAL SHARES
                           ------------------------------------------------------------------------------------------------------
                                                                FOR THE YEAR ENDED MARCH 31,
FOR A SHARE OUTSTANDING    ------------------------------------------------------------------------------------------------------
THROUGHOUT EACH PERIOD      1998        1997        1996      1995      1994      1993      1992      1991      1990     1989(a)
                           -------     -------     -------   -------   -------   -------   -------   -------   -------   --------
Net asset value,
  beginning of period....  $  6.20     $  8.77     $  8.96   $  8.25   $  6.94   $  6.15   $  7.87   $  8.23   $  9.88   $ 10.00
                           -------     -------     -------   -------   -------   -------   -------   -------   -------   --------
Income from investment
  operations
  Net investment
    income/(loss)(b).....    (0.04)**    (0.05)**     0.04      0.10     (0.01)     0.02      0.04      0.06      0.06      0.02
  Net realized and
    unrealized gain/
    (loss) on investments
    and foreign currency
    transactions.........    (1.44)      (2.45)      (0.15)     0.63      1.41      0.84     (1.69)     0.09     (1.67)    (0.14)
                           -------     -------     -------   -------   -------   -------   -------   -------   -------   --------
  Total from investment
    operations...........    (1.48)      (2.50)      (0.11)     0.73      1.40      0.86     (1.65)     0.15     (1.61)    (0.12)
                           -------     -------     -------   -------   -------   -------   -------   -------   -------   --------
Distributions to
  shareholders from:
  Net investment
    income...............       --       (0.04)         --        --        --     (0.07)    (0.07)    (0.07)    (0.04)       --
  In excess of net
    investment income....       --       (0.03)      (0.08)    (0.02)    (0.09)       --        --        --        --        --
  Net realized gain on
    investments..........       --          --          --        --        --        --        --     (0.44)       --        --
                           -------     -------     -------   -------   -------   -------   -------   -------   -------   --------
  Total distributions to
    shareholders.........       --       (0.07)      (0.08)    (0.02)    (0.09)    (0.07)    (0.07)    (0.51)    (0.04)       --
                           -------     -------     -------   -------   -------   -------   -------   -------   -------   --------
Net asset value, end of
  period.................  $  4.72     $  6.20     $  8.77   $  8.96   $  8.25   $  6.94   $  6.15   $  7.87   $  8.23   $  9.88
                           -------     -------     -------   -------   -------   -------   -------   -------   -------   --------
                           -------     -------     -------   -------   -------   -------   -------   -------   -------   --------
Total return(c)..........   (23.87)%    (28.68)%     (1.20)%    8.86%    20.35%    14.24%   (21.09)%    1.94%   (16.39)%   (4.94)%
RATIOS TO AVERAGE NET
  ASSETS/
  SUPPLEMENTAL DATA:
Net assets, end of period
  (000)..................     $866      $1,009      $1,378    $1,385    $1,258    $1,044      $915    $1,864    $1,829    $2,186
Net investment
  income/(loss) before
waivers/reimbursements...   (13.49)%    (12.54)%     (6.38)%   (6.22)%   (6.89)%   (9.63)%   (7.77)%   (7.62)%   (6.73)%   (8.14)%*
Net investment
  income/(loss) net of
waivers/reimbursements...    (0.74)%     (0.63)%     (0.22)%   (0.20)%   (0.26)%    0.37%     0.20%     0.76%     0.62%     0.88%*
Expenses before waivers/
  reimbursements.........    14.25%      13.33%       7.16%     7.02%     7.63%    10.70%     8.56%     8.40%     7.35%     9.30%*
Expenses net of waivers/
  reimbursements(d)......     1.50%       1.42%       1.00%     1.00%     1.00%     0.70%     0.59%     0.02%     0.00%     0.28%*
Portfolio turnover
  rate...................   102.13%      51.70%      60.60%    57.10%    74.60%   162.10%    53.13%    78.61%    87.72%     0.00%
Average commission
  rate...................  $0.0099     $0.0165          --        --        --        --        --        --        --        --

-------------------

*   Annualized.

**  Calculated based on the average shares outstanding during the year.

(a)  The Fund commenced operations on January 3, 1989.

(b) Net of fees and expenses waived/reimbursements by the Manager (and Administrator for 1997 and 1998) in the amount of $.75, $.95, $.38, $.67, $.49, $.59, $1.64, $.71, $.74, and $.21 per share.

(c) Total return would have been lower had certain fees and expenses not been waived/reimbursed by the Manager (and Administrator for 1997 and 1998).

(d) Increase in expense ratio for 1997 is due to the change in the maximum expense ratio charged to the Fund during the year.

                                  JAPAN SERIES

                                               SELECT SHARES
                                     ----------------------------------
                                        FOR THE            FOR THE
FOR A SHARE OUTSTANDING                YEAR ENDED       PERIOD ENDED
THROUGHOUT EACH PERIOD               MARCH 31, 1998   MARCH 31, 1997(a)
                                     --------------   -----------------
Net asset value, beginning of
  period...........................     $  6.20            $  8.08
                                          -----              -----
Income from investment operations:
  Net investment income/loss(b)....       (0.04)**           (0.01)**
  Net realized and unrealized
    gain/(loss) on investments and
    foreign currency
    transactions...................       (1.45)             (1.80)
                                          -----              -----
  Total from investment
    operations.....................       (1.49)             (1.81)
                                          -----              -----
Distributions to shareholders from:
  Net investment income............          --              (0.04)
  In excess of net investment
    income.........................          --              (0.03)
                                          -----              -----
  Total distributions to
    shareholders...................          --              (0.07)
                                          -----              -----
Net asset value, end of period.....     $  4.71            $  6.20
                                          -----              -----
                                          -----              -----
Total return(c)....................      (24.03)%           (22.59)%
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....     $    50            $    13
Net investment income/(loss) before
  waivers/reimbursements...........       (9.10)%           (11.83)%*
Net investment income/(loss) net of
  waivers/reimbursements...........       (0.82)%            (0.00)%*
Expenses before
  waivers/reimbursements...........       10.12%             13.33%*
Expenses net of
  waivers/reimbursements...........        1.85%              1.50%*(d)
Portfolio turnover rate............      102.13%             51.70%
Average commission rate............     $0.0099            $0.0165

-------------------

*   Annualized.

**  Calculated based on the average shares outstanding during the year.

(a)  The Select Shares commenced operations on October 22, 1996.

(b) Net of fees and expenses waived/reimbursed by the Manager in the amount of $.75 and $.95 per share.

(c) Total return would have been lower had certain fees and expenses not been waived/reimbursed by the Manager.

(d) Shareholder Service Fees and Distribution Fees were not incurred in such period.

                   INTERNATIONAL SMALL CAPITALIZATION SERIES

                                            INSTITUTIONAL SHARES                    SELECT SHARES
                                     ----------------------------------   ----------------------------------
                                        FOR THE            FOR THE           FOR THE            FOR THE
FOR A SHARE OUTSTANDING                YEAR ENDED       PERIOD ENDED        YEAR ENDED       PERIOD ENDED
THROUGHOUT EACH PERIOD               MARCH 31, 1998   MARCH 31, 1997(a)   MARCH 31, 1998   MARCH 31, 1997(a)
                                     --------------   -----------------   --------------   -----------------
Net asset value, beginning of
  period...........................     $ 10.13            $ 10.00           $ 10.13            $ 10.04
                                         ------             ------            ------             ------
Income from investment operations:
  Net investment
    income/(loss)(b)...............        0.08**             0.02**            0.06**             0.02**
  Net realized and unrealized
    gain/(loss) on investments and
    foreign currency
    transactions...................        0.14               0.11              0.14               0.07
                                         ------             ------            ------             ------
  Total from investment
    operations.....................        0.22               0.13              0.20               0.09
                                         ------             ------            ------             ------
Distributions to shareholders from:
  Net investment income............       (0.05)                --             (0.04)                --
  Net realized gain on investment
    and foreign currency
    transactions...................       (0.06)                --             (0.06)                --
  In excess of net realized gain on
    investment and foreign currency
    transactions...................       (0.14)                --             (0.14)                --
                                         ------             ------            ------             ------
  Total distributions to
    shareholders...................       (0.25)                --             (0.24)                --
                                         ------             ------            ------             ------
Net asset value, end of period.....     $ 10.10            $ 10.13           $ 10.09            $ 10.13
                                         ------             ------            ------             ------
                                         ------             ------            ------             ------
Total return(c)....................        2.51%              1.30%             2.22%              0.90%
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Net assets, end of period (000)....     $39,218            $12,859            $1,375               $185
Net investment income/(loss) before
  waivers/reimbursements...........       (0.32)%            (5.85)%*          (0.83)%            (5.52)%*
Net investment income/(loss) net of
  waivers/reimbursements...........        0.82%              0.11%*            0.61%              0.44%*
Expenses before
  waivers/reimbursements...........        2.64%              7.46%*            3.35%              7.46%*
Expenses net of
  waivers/reimbursements...........        1.50%              1.50%*            1.91%              1.50%*(d)
Portfolio Turnover Rate............       77.72%              6.71%            77.72%              6.71%
Average commission rate............     $0.0064            $0.0108           $0.0064            $0.0108

-------------------

*   Annualized.

**  Calculated based on the average shares outstanding during the year.

(a) The Institutional Shares commenced operations on September 23, 1996 and Select Shares commenced operations on October 29, 1996.

(b) Net of fees and expenses waived/reimbursed by the Manager for the Institutional Shares in the amount of $.11 and $.31 and Select Shares in the amount of $.11 and $.31, respectively.

(c) Total return would have been lower had certain fees and expenses not been waived/reimbursed by the Manager.

(d) Shareholder Service Fees and Distribution Fees were not incurred in such period.

                       INVESTMENT OBJECTIVES AND POLICIES

U.S. SMALL CAPITALIZATION SERIES

    The investment objective of the U.S. Small Capitalization Series is to seek total return greater than that of the Russell 2000 Index through investment primarily in equity securities of smaller companies that are traded principally in the markets of the United States ("small capitalization securities"). Total return is a combination of capital appreciation and current income (dividend or interest). The Fund does not seek to MAXIMIZE total return but, as indicated above, seeks a total return greater than that of the common stocks referred to above. Because the companies in which the Fund invests typically do not distribute significant amounts of company earnings to shareholders, the Fund's objective will place relatively greater emphasis on capital appreciation than on current income. The Fund's investment objective is non-fundamental and thus may be changed by the Trustees without shareholder approval.

    It is currently expected that, under normal circumstances, most of the Fund's assets will be invested in small capitalization securities. Investments in issuers of small capitalization securities may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "General Description of Risks and Fund Investments -- Companies with Small Market Capitalizations" below.

    To meet redemption requests or for investment purposes, the Fund may also temporarily hold a portion of its assets not invested in small capitalization securities in full faith and credit obligations of the United States government (E.G., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (I.E., rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Manager to be of comparable quality to any of the foregoing. The Fund may also invest in stock index futures. See "General Description of Risks and Fund Investments -- Stock Index Futures" below.

    Also, the Fund may invest without limit in common stocks of foreign issuers that are principally traded in the markets of the United States. Investments in common stocks of foreign issuers may involve certain special risks due to foreign economic, political and legal developments. See "General Description of Risks and Fund Investments -- Special Considerations of Foreign Investments" below. The Fund will not invest in securities which are principally traded outside of the United States.

    FUNDAMENTAL POLICIES. The Fund will normally invest most of its assets in small capitalization securities, and it is a fundamental policy of the Fund, which may not be changed without shareholder approval, that at least 65% of the Fund's total assets will be invested in small capitalization securities.

INTERNATIONAL SMALL CAPITALIZATION SERIES

    The investment objective of the International Small Capitalization Series is to seek total return greater than that of the Cazenove Rosenberg Global Smaller Companies Index excluding the United States ("CRIexUS") through investment primarily in equity securities that are traded principally in securities markets outside of the United States of companies with market capitalizations of between $15 million and $3 billion at the time of purchase by the Fund ("international small capitalization companies"). This corresponds with the current defining range of market capitalization of companies in CRIexUS, which represents the performance of companies in the lowest 15% by market capitalization in mature markets other than the United States. The definition of international small capitalization companies may change from time to time to correspond with the market capitalizations of companies included in CRIexUS as it may be adjusted from time to time. Total return is a combination of capital appreciation and current income (dividend or interest). The Fund does not seek to MAXIMIZE total return but, as indicated above, seeks a total return greater than that of the common stocks referred to above. Because the companies in which the Fund invests typically do not distribute significant amounts of company earnings to shareholders, the Fund's objective will place relatively greater emphasis on capital appreciation than on current income. The Fund's investment objective is non-fundamental and thus may be changed by the Trustees without shareholder approval.

    There are no prescribed limits on the Fund's geographic asset distribution, and the Fund has the authority to invest in securities traded in securities markets of any country in the world. It is currently expected that the Fund will invest in approximately twenty-one different countries across three regions -- Europe, Pacific and North America (excluding the United States). Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances, the Fund's investments will involve securities principally traded in at least three different countries. See "General Description of Risks and Fund Investments -- Special Considerations of Foreign Investments" below.

    Under normal circumstances, at least 90% of the Fund's net assets will be invested in common stocks of international small capitalization companies and it is the non-fundamental policy of the Fund to invest at least 65% of the Fund's total assets in common stocks of international small capitalization companies. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "General Description of Risks and Fund Investments -- Companies with Small Market Capitalizations" below.

    The Fund will not normally invest in securities of United States issuers traded on United States securities markets.

JAPAN SERIES

    The investment objective of the Japan Series is to seek total return greater than that of the Tokyo Stock Price Index ("TOPIX") of the Tokyo Stock Exchange. TOPIX is a capitalization-weighted index of all stocks in the First Section of the Tokyo Stock Exchange. The Fund will seek to meet this objective primarily through investment in Japanese equity securities, primarily in common stocks of Japanese companies. Total return is a combination of capital appreciation and current income (dividend or interest). The Fund does not seek to maximize total return but, as indicated above, seeks a total return greater than that of the stocks referred to above. The Fund expects that any income it derives will be from dividend or interest payments on securities. The Fund's investment objective is non-fundamental and thus may be changed by the Trustees without shareholder approval.

    It is currently expected that, under normal circumstances, the Fund will invest at least 90% of its net assets in "Japanese Securities," that is, securities issued by entities ("Japanese Companies") that are organized under the laws of Japan and that either have 50% or more of their assets in Japan or derive 50% or more of their revenues from Japan. Although the Fund will invest primarily in common stocks of Japanese Companies, it may also invest in other Japanese Securities, such as convertible preferred stock or debentures, warrants or rights, as well as short-term government debt securities or other short-term prime obligations (I.E., high quality debt obligations maturing not more than one year from the date of issuance). The Fund will not ordinarily purchase warrants or rights, although it may receive warrants or rights through distributions on other securities it owns. In those cases, the Fund expects to sell such warrants and rights within a reasonable period of time following their distribution to the Fund. The Fund does not currently expect to own warrants or rights with an aggregate value of greater than 5% of the Fund's net assets.

    The Fund currently intends to make its investments in Japanese equity securities, principally in well-established Japanese Companies that have an active market for their shares. Japanese Companies will be considered well-established if they have been subject for at least two years to the financial accounting rules for a company whose securities are traded on a Japanese securities exchange. In the discretion of the Fund's management, the balance of the Fund's investments may be in companies that do not meet such qualifications, although the nature of the market for the shares will always be an important consideration in determining whether the Fund will invest in such shares. The Fund anticipates that most Japanese equity securities in which it will invest, either directly or indirectly (by means of convertible debentures), will be listed on securities exchanges in Japan.

    INDEX FUTURES. The Fund may also purchase futures contracts or options on futures contracts on the Tokyo Stock Price Index ("TOPIX") or the NIKKEI 225 Index ("NIKKEI") for investment purposes. TOPIX futures are traded on the Chicago Board of Trade and NIKKEI futures are traded on the Chicago Mercantile Exchange. See "General Description of Risks and Fund Investments -- Stock Index Futures" below.

    RISKS OF INVESTING IN JAPANESE SECURITIES. Unlike other mutual funds which invest in the securities of many countries, the Fund will invest almost exclusively in Japanese Securities. Generally, the Manager will not vary the percentage of the Fund's assets which are invested in Japanese Securities based on its assessment of Japanese economic, political or regulatory developments or changes in currency exchange rates. However, the Manager has from time to time hedged up to 21% of the Fund's portfolio value and reserves the right to hedge up to 100% of the Fund's total assets against a possible decline in the Japanese Securities market by utilizing futures and options on futures on Japanese stock indices as described above.

    Because a high percentage of the Fund's assets will be invested in Japanese Securities, investment in the Fund will involve the general risks associated with investing in foreign securities. See "General Description of Risks and Fund Investments -- Special Considerations of Foreign Investments" below. In addition, investors will be subject to the market risk associated with investing almost exclusively in stocks of companies which are subject to Japanese economic factors and conditions. Since the Japanese economy is dependent to a significant extent on foreign trade, the relationships between Japan and its trading partners and between the yen and other currencies are expected to have a significant impact on particular Japanese companies and on the Japanese economy generally. The Fund is designed for investors who are willing to accept the risks associated with changes in such conditions and relationships.

    FUNDAMENTAL POLICIES. The Fund will normally invest at least 90% of its net assets in Japanese Securities, and it is a fundamental policy of the Fund, which may not be changed without shareholder approval, that at least 65% of the Fund's total assets will be invested in Japanese Securities.

               GENERAL DESCRIPTION OF RISKS AND FUND INVESTMENTS

    INVESTMENT RISKS. An investment in the Funds involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting a Fund's portfolio. These types of risks may be greater with respect to investments in securities of foreign issuers. Investment in shares of the Funds is, like investment in common stocks, more volatile and risky than some other forms of investment.

    COMPANIES WITH SMALL MARKET CAPITALIZATIONS. As specified above, the U.S. Small Capitalization Series and the International Small Capitalization Series will invest a relatively high percentage of their assets in companies with relatively small market capitalizations. Companies with small market capitalizations may be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, such companies have fewer securities outstanding, which may be less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume and are generally more sensitive to purchase and sale transactions. Therefore, the prices of such securities tend to be more volatile than the prices of securities of companies with larger market capitalizations. As a result, the absolute values of changes in the price of securities of companies with small market capitalizations may be greater than those of larger, more established companies.

    SPECIAL CONSIDERATIONS OF FOREIGN INVESTMENTS. Investing in foreign securities (I.E., those which are traded principally in markets outside of the United States) involves certain risks not typically found in investing in U.S. domestic securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. The securities of some foreign issuers and securities traded principally in foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. issuers and securities traded principally in U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than those charged in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities traded principally in foreign securities markets. See "Taxes."

    The risks of investing in foreign securities may be intensified in the case of investments in countries with limited or developing capital markets. Prices of securities of companies in developing markets can be significantly more volatile than prices of securities of companies in the more developed nations of the world, reflecting the greater uncertainties of investing in less developed markets and economies. In particular, countries with developing markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with developing markets may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. Also, such local markets typically offer less regulatory protections for investors.

    FOREIGN EXCHANGE TRANSACTIONS. The International Equity Portfolios of the Trust (I.E., the International Small Capitalization Series and the Japan Series) do not currently intend to hedge the foreign currency risk associated with investments in securities denominated in foreign currencies. However, in order to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions, the International Equity Portfolios reserve the right to buy or sell foreign currencies or to deal in forward foreign currency contracts; that is, to agree to buy or sell a specified currency at a specified price and future date. The International Equity Portfolios also reserve the right to purchase currency futures contracts and related options thereon for similar purposes. For example, if the Manager anticipates that the value of the yen will rise relative to the dollar, a Fund could purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against a currency-related increase in the price of yen-denominated securities such Fund intends to purchase. If the Manager anticipates a fall in the value of the yen relative to the dollar, a Fund could sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If the International Equity Portfolios change their present intention and decide to utilize hedging strategies, futures contracts and related options will be used only as a hedge against anticipated currency rate changes (not for investment purposes) and all options on currency futures written by a Fund will be covered. These practices, if utilized, may present risks different from or in addition to the risks associated with investments in foreign currencies.

    STOCK INDEX FUTURES. A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. A Fund will realize a loss if the value of an Index Future declines between the time the Fund purchases an Index Future or takes a long position in an Index Future and may realize a gain if the value of the Index Future rises between such dates.

    In connection with a Fund's investment in common stocks, a Fund may invest in Index Futures while the Manager seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. A Fund may also invest in Index Futures when the Manager believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund pending investment in such stocks when they do become available. Through the use of Index Futures, a Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity problems (E.G., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a Fund. A Fund may also use Index Futures in order to hedge its equity positions.

    In contrast to purchases of a common stock, no price is paid or received by a Fund upon the purchase of a futures contract. Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the particular Index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market."

    A Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

    A Fund's use of Index Futures involves risk. Positions in Index Futures may be closed out by a Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such events, it may not be possible for a Fund to close its futures contract purchase, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. The futures market may also attract more speculators than does the securities market, because deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may also cause price distortions. In addition, the price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market disturbances.

    A Fund will not purchase Index Futures if, as a result, the Fund's initial margin deposits on transactions that do not constitute "bona fide hedging" under relevant regulations of the Commodities Futures Trading Commission would be greater than 5% of the Fund's total assets. In addition to margin deposits, when a Fund purchases an Index Future, it is required to maintain, at all times while an Index Future is held by the Fund, cash, U.S. Government securities or other high grade liquid securities in a segregated account with its Custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.

    Further, the ability to establish and close out positions in options on future contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time.

    ILLIQUID SECURITIES. Each Fund may purchase "illiquid securities," defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued such securities, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities after giving effect to the purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.

    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto and
(b) inability to enforce rights and the expenses involved in attempted enforcement.

    PORTFOLIO TURNOVER. Portfolio turnover is not a limiting factor with respect to investment decisions. The rate of a Fund's portfolio turnover may vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover involves correspondingly greater brokerage commissions or dealer markup and other transaction costs, which will be borne directly by a Fund, and could involve realization of capital gains that would be taxable when distributed to shareholders of such Fund. To the extent portfolio turnover results in the realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. See "Taxes."

    LOANS OF PORTFOLIO SECURITIES. Each Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing.

    INVESTMENT OBJECTIVES AND POLICIES. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                             INVESTMENT PERFORMANCE

MANAGER'S DISCUSSION OF U.S. SMALL CAPITALIZATION SERIES PERFORMANCE

    For the fiscal year ended March 31, 1998, the total return of the U.S. Small Capitalization Series (Institutional Shares) was 44.95% after deduction of fees and expenses, 2.94% above the total return of the Russell 2000 Index. The Manager believes that the Fund's total return was the result of the Manager's identification of undervalued U.S. small company stocks combined with an overall rise in the market. In the last fiscal year, the prices of the U.S. small company stocks selected by the Manager generally rose towards the Manager's estimates of their fair value. The total return of the Institutional Shares of the U.S. Small Capitalization Series has exceeded the total return of the Russell 2000 Index since inception of the Fund as well as in the latest 3- and 5-year fiscal periods of the Fund.

                        U.S. SMALL CAPITALIZATION SERIES
           (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             U.S. SMALL
                                                           CAPITALIZATION
                                                              SERIES(2)           RUSSELL 2000 INDEX
1989                                                           $   1,000,000(1)         $   1,000,000
1990                                                               1,109,590                1,074,854
1991                                                               1,126,873                1,147,749
1992                                                               1,304,847                1,388,965
1993                                                               1,598,522                1,595,238
1994                                                               1,803,561                1,770,762
1995                                                               2,024,074                1,868,145
1996                                                               2,746,344                2,411,079
1997                                                               3,282,825                2,534,300
1998                                                               4,758,410                3,599,041
                                                                   Portfolio                Benchmark
Past performance is not predictive of future
performance.

(1) Based on minimum initial investment of $1,000,000 for Institutional Shares. Note that the minimum initial investment for Adviser Shares is $100,000 and for Select Shares is $2,500.

(2) Fund returns are net of all fees while the Russell 2000 Index returns are based solely on market returns without deduction of fees or transaction costs for rebalancing.

            AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED 3/31/98)

                                                                        1 YEAR       3 YEARS      5 YEARS    SINCE INCEPTION
                                                                      -----------  -----------  -----------  ----------------
U.S. Small Capitalization Series (Institutional Shares).............      44.95%       32.97%       24.38%         18.68%
  (Inception date February 22, 1989)
U.S. Small Capitalization Series (Select Shares)....................      44.42%          --           --          35.19%
  (Inception date October 22, 1996)
U.S. Small Capitalization Series (Adviser Shares)...................      44.50%          --           --          32.63%
  (Inception date January 21, 1997)
Russell 2000 Index..................................................      42.01%       24.43%       17.67%         15.14%

    THE NUMBERS REPORTED IN BOTH THE GRAPH AND THE TABLE REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PERFORMANCE OF ADVISER SHARES AND SELECT SHARES WILL BE LOWER THAN THE PERFORMANCE OF INSTITUTIONAL SHARES BECAUSE OF THE HIGHER FEES PAID BY SHAREHOLDERS INVESTING IN SUCH CLASSES.

MANAGER'S DISCUSSION OF JAPAN SERIES PERFORMANCE

    During the fiscal year ended March 31, 1998, the total return of the Japan Series (Institutional Shares) after deduction of fees and expenses was less than the total return of its TOPIX benchmark by 9.23%. The Manager believes that the Fund's total return was the result of a general decline in the Japanese market combined with a steeper relative decline in the value stocks (high book to price ratio stocks) that the Manager generally invests in. Since inception in January 1989, the Institutional Shares of the Japan Series have underperformed TOPIX by an average of .30% per year.

                                  JAPAN SERIES
           (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           JAPAN SERIES(2)               TOPIX
1989                                                           $   1,000,000(1)         $   1,000,000
1990                                                                 825,963                  760,601
1991                                                                 842,011                  759,691
1992                                                                 664,446                  582,912
1993                                                                 759,076                  686,635
1994                                                                 913,564                  847,235
1995                                                                 994,336                  845,399
1996                                                                 982,039                  882,838
1997                                                                 700,383                  642,958
1998                                                                 533,195                  548,807
                                                                   Portfolio                Benchmark
Past performance is not predictive of future
performance.

(1) Based on minimum initial investment of $1,000,000 for Institutional Shares. Note that the minimum initial investment for Select Shares is $2,500.

(2) Fund returns are net of all fees while the TOPIX returns are based solely on market returns without deduction of fees or transaction costs for rebalancing.

            AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED 3/31/98)

                                           1          3          5            SINCE
                                         YEAR       YEARS      YEARS        INCEPTION
                                         -----      -----      -----      --------------
Japan Series (Institutional
  Shares)..........................      -23.87%    -18.76%    -6.82%          -6.58%
  (Inception date January 3, 1989)
Japan Series (Select Shares).......      -24.03%      --         --           -30.87%
  (Inception date October 22, 1996)
TOPIX Index........................      -14.64%    -13.41%    -4.38%          -6.28%

    THE NUMBERS REPORTED IN BOTH THE GRAPH AND THE TABLES REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PERFORMANCE OF SELECT SHARES WILL BE LOWER THAN THE PERFORMANCE OF INSTITUTIONAL SHARES BECAUSE OF THE HIGHER FEES PAID BY SHAREHOLDERS INVESTING IN SUCH CLASS.

MANAGER'S DISCUSSION OF INTERNATIONAL SMALL CAPITALIZATION SERIES PERFORMANCE

    For the fiscal year ended March 31, 1998, the total return of the International Small Capitalization Series (Institutional Shares) after deduction of fees and expenses was 2.51%. This exceeded the Fund's CRIexUS(1) benchmark by more than 2%. The Manager believes that the Fund's total return was the result of identifying undervalued international small company stocks. During the last fiscal year, international small company stocks generally underperformed international large company stocks. The relative underperformance of international small company stocks and the continued weakness in Asian markets were both factors affecting the Fund's total return.
-------------------
(1) CRIexUS includes 21 developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and U.K.

                   INTERNATIONAL SMALL CAPITALIZATION SERIES
           (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                         INTERNATIONAL SMALL
                                                           CAPITALIZATION
                                                              SERIES(2)                 CRIEXUS
9/23/97                                                        $   1,000,000(1)         $   1,000,000
1997                                                               1,013,000                  991,182
1998                                                               1,038,431                  995,775
                                                                   Portfolio                Benchmark
Past performance is not predictive of future
performance.

(1) Based on minimum initial investment of $1,000,000 for Institutional Shares. Note that the minimum initial investment for Select Shares is $2,500.
(2) Fund returns are net of all fees while the CRIexUS Index returns are based solely on market returns without deduction of fees or transaction costs for rebalancing.

             AVERAGE ANNUAL TOTAL RETURN (FOR PERIOD ENDED 3/31/98)

                                                                                                            SINCE
                                                                                              1 YEAR      INCEPTION
                                                                                             ---------  --------------
International Small Capitalization Series (Institutional Shares)...........................       2.51%         2.52%
  (Inception date September 23, 1996)
International Small Capitalization Series (Select Shares)..................................       2.22%         2.20%
  (Inception date October 29, 1996)
CRIexUS Index..............................................................................       0.46%        -0.28%

    THE NUMBERS REPORTED IN BOTH THE GRAPH AND THE TABLE REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE RESULTS. THE PERFORMANCE OF SELECT SHARES WILL BE LOWER THAN THE PERFORMANCE OF INSTITUTIONAL SHARES BECAUSE OF THE HIGHER FEES PAID BY SHAREHOLDERS INVESTING IN SUCH CLASS.

                            MANAGEMENT OF THE TRUST

    Each Fund is advised and managed by Rosenberg Institutional Equity Management (the "Manager"), which provides investment advisory services to a number of institutional investors as well as the other portfolios of the Trust.

KEY PERSONNEL OF THE MANAGER

    The biography of each of the General Partners of the Manager, each of whom is also a Trustee of the Trust, is set forth below.

    BARR ROSENBERG. Dr. Rosenberg is Managing General Partner and Chief Investment Officer of the Manager. As such, he has ultimate responsibility for the Manager's securities valuation and portfolio optimization systems used to manage the Funds and for the implementation of the decisions developed therein. His area of special concentration is the design of the Manager's proprietary securities valuation model.

    Dr. Rosenberg earned a B.A. degree from the University of California, Berkeley, in 1963. He earned an M.Sc. from the London School of Economics in 1965, and a Ph.D. from Harvard University, Cambridge, Massachusetts, in 1968. From 1968 until 1983, Dr. Rosenberg was a Professor of Finance, Econometrics, and Economics at the School of Business Administration at the University of California, Berkeley. Concurrently, from 1968 until 1974, Dr. Rosenberg worked as a consultant in applied decision theory in finance, banking, and medicine. In 1975, he founded Barr Rosenberg Associates, a financial consulting firm (now known as BARRA) where he was a managing partner, and later chief scientist until his departure in 1986. Dr. Rosenberg, the founder of the Berkeley Program in Finance, has experience in the modeling of complex processes with substantial elements of risk.

    MARLIS S. FRITZ. Ms. Fritz is a General Partner of the Manager. She has primary responsibility for the Manager's new business development and secondary responsibility for client service.

    Ms. Fritz earned a B.S. degree from the University of Michigan, Ann Arbor, in 1971. After working in life insurance management and sales for seven years, she entered the investment management business in 1978 as Marketing Associate with Forstmann-Leff Associates, New York. From 1983 until 1985, she was Vice President, Marketing at Criterion Investment Management Company, Houston, Texas.

    KENNETH REID. Dr. Reid is a General Partner and Director of Research of the Manager. His work is focused on the design and estimation of the Manager's valuation models and he has primary responsibility for analyzing the empirical evidence that validates and supports the day-to-day recommendations of the Manager's securities valuation models. Patterns of short-term price behavior discussed by Dr. Reid as part of his Ph.D. dissertation have been refined and incorporated into the Manager's proprietary valuation and trading systems.

    Dr. Reid earned both a B.A. degree (1973) and an M.D.S. (1975) from Georgia State University, Atlanta. In 1982, he earned a Ph.D. from the University of California, Berkeley, where he was awarded the American Bankers Association Fellowship. From 1981 until June 1986, Dr. Reid worked as a consultant at

BARRA in Berkeley, California. His responsibilities included estimating multiple-factor risk models, designing and evaluating active management strategies, and serving as an internal consultant on econometric matters in finance.

    Marlis S. Fritz and Kenneth Reid each holds a greater than 5% interest in the Manager. Rosenberg Alpha L.P., a California limited partnership, is a limited partner of the Manager and holds a greater than 5% interest in the Manager. Barr M. Rosenberg, the Managing General Partner of the Manager, and his wife, June Rosenberg, each holds a greater than 5% general partnership interest in Rosenberg Alpha L.P.

    There are 43 professional staff members of the Manager and the Manager's affiliate, Barr Rosenberg Investment Management, Inc., located in Orinda, California. Included among the Manager's professional staff are seven individuals with Ph.D.s and nineteen individuals with other graduate degrees. Six members of the staff have been awarded C.F.A. certificates.

THE OUTSIDE TRUSTEES

    William F. Sharpe and Nils H. Hakansson are Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act of the Trust or the Manager.

    Dr. Sharpe is the STANCO 25 Professor of Finance at Stanford University's Graduate School of Business. He is best known as one of the developers of the Capital Asset Pricing Model, including the beta and alpha concepts used in risk analysis and performance measurement. He developed the widely-used binomial method for the valuation of options and other contingent claims. He also developed the computer algorithm used in many asset allocation procedures. Dr. Sharpe has published articles in a number of professional journals. He has also written six books, including PORTFOLIO THEORY AND CAPITAL MARKETS, (McGraw-Hill,
1970), ASSET ALLOCATION TOOLS, (Scientific Press, 1987), FUNDAMENTALS OF INVESTMENTS (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall, 1993) and INVESTMENTS (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall,
1995). Dr. Sharpe is a past President of the American Finance Association. He has served as consultant to a number of corporations and investment organizations. He is also a member of the Board of Trustees of Smith Breeden Trust, an investment company, and a director at CATS Software and Stanford Management Company. He received the Nobel Prize in Economic Sciences in 1990.

    Professor Hakansson is the Sylvan C. Coleman Professor of Finance and Accounting at the Haas School of Business, University of California, Berkeley. He is a former member of the faculty at UCLA as well as at Yale University. At Berkeley, he served as Director of the Berkeley Program in Finance (1988-1991) and as Director of the Professional Accounting Program (1985-1988). Professor Hakansson is a Certified Public Accountant and spent three years with Arthur Young & Company prior to receiving his Ph.D. from UCLA in 1966. He has twice been a Visiting Scholar at Bell Laboratories in New Jersey and was, in 1975, the Hoover Fellow at the University of New South Wales in Sydney, Australia and, in 1982, the Chevron Fellow at Simon Fraser University in British Columbia, Canada. In 1984, Professor Hakansson was a Special Visiting Professor at the Stockholm School of Economics, where he was also awarded an honorary doctorate in economics. He is a past president of the Western Finance Association (1983-1984). Professor Hakansson has published articles in a number of academic journals and in professional volumes. Many of his papers address various aspects of asset allocation procedures as well as topics in securities innovation, information economics, and financial reporting. He has served on the editorial boards of several professional journals and been a consultant to the

RAND Corporation and a number of investment organizations. Professor Hakansson is a member of the board of two foundations and a past board member of SuperShare Service Corporation and of Theatrix Interactive, Inc. He is also a Fellow of the Accounting Researchers International Association and a member of the Financial Economists Roundtable.

INDIVIDUALS RESPONSIBLE FOR THE FUNDS

    Management of the portfolio of each Fund is overseen by the Manager's General Partners who are responsible for design and maintenance of the Manager's portfolio system, and by a portfolio manager who is responsible for research and monitoring each Fund's characteristic performance against the relevant benchmark and for monitoring cash balances.

    U.S. SMALL CAPITALIZATION SERIES. Dr. Rosenberg, Dr. Reid and Floyd Coleman, the portfolio manager, are responsible, and have been responsible since inception, for the day-to-day management of the U.S. Small Capitalization Series' portfolio. Dr. Rosenberg and Dr. Reid both have been employed by the Manager since 1985. Mr. Coleman has been a trader and portfolio manager for the Manager since 1988. He received a B.S. from Northwestern University in 1982, a M.S. from Polytechnic Institute, Brooklyn in 1984 and a M.B.A. from Harvard Business School in 1988.

    JAPAN SERIES. Dr. Rosenberg, Dr. Reid, and Cheng S. Liao, the portfolio manager, are responsible, and have been responsible since inception, for the day-to-day management of the Japan Series' portfolio. Mr. Liao has been a senior research associate, programmer and portfolio manager, specializing in the Japanese market with the Manager since 1989. Mr. Liao has also been a trader for the Manager in Japanese securities since 1994. He received a B.S. from Tohobu University, Japan, in 1984, a M.S. from Stanford University in 1986, and a M.S. in Computer Science from Polytechnic Institute, New York in 1988.

    INTERNATIONAL SMALL CAPITALIZATION SERIES. Dr. Rosenberg, Dr. Reid and Joseph Leung, the portfolio manager, are responsible, and have been responsible since inception, for the day-to-day management of the International Small Capitalization Series' portfolio. Mr. Leung has been a senior research associate, programmer and portfolio manager with the Manager since 1993. He received a B.S. and a B.A. from Queen's University, Ontario, Canada in 1989 and a M.B.A. from the University of Chicago in 1993. Mr. Leung is a chartered financial analyst.

THE MANAGER'S GENERAL INVESTMENT PHILOSOPHY AND STRATEGY

    The Manager attempts to add value relative to the designated benchmark through a quantitative stock selection process, and seeks to diversify investment risk across the holdings in each of the Funds. In seeking to outperform each Fund's designated benchmark, the Manager also attempts to control risk in the Fund's portfolio relative to the securities constituting that benchmark. Since each Fund is substantially invested in equities at all times, the Manager does not earn the extraordinary return, or "alpha," by timing the market. The Manager seeks to avoid constructing portfolios that significantly differ from the relevant benchmark with respect to characteristics such as market capitalization, historic volatility or "beta," and industry weightings. Each Fund seeks to have a similar exposure to these factors as the designated benchmark.

    INVESTMENT PHILOSOPHY. The Manager's investment strategy is based on the belief that stock prices imperfectly reflect the present value of the expected future earnings of companies, their "fundamental value." The Manager believes that market prices will converge towards fundamental value over time, and that therefore, any investor who can accurately determine fundamental value, and who applies a disciplined investment process to select those stocks that are currently undervalued (I.E., the price is less than fundamental value), will outperform the market over time.

    The premise of the Manager's investment philosophy is that there is a link between the price of a stock and the underlying financial and operational characteristics of the company. In other words, the price reflects the market's assessment of how well the company is positioned to generate future earnings and/or future cash flow. The Manager identifies and purchases those stocks that are undervalued (I.E., they are currently cheaper than similar stocks with the same characteristics). The Manager believes that the market will recognize the "better value" and that the mispricing will be corrected as the stocks in the Funds' portfolios are purchased by other investors.

    In determining whether or not a stock is attractive, the Manager considers the company's current estimated fundamental value as determined by the Manager's proprietary Appraisal Model, the company's future earnings, and investor sentiment toward the stock. The Manager identifies and causes a Fund to purchase an undervalued stock and to hold it in the relevant Fund's portfolio until the market recognizes and corrects for the misvaluation.

    DECISION PROCESS. The Manager's decision process is a continuum. Its research function develops models that analyze the more than 12,000 securities in the global universe, both fundamentally and technically, and determines the risk characteristics of the relevant Fund's benchmark. The portfolio management function optimizes each portfolio's composition, executes trades, and monitors performance and trading costs.

    The essence of the Manager's approach is attention to important aspects of the investment process. Factors crucial to successful stock selection include:
(1) accurate and timely data on a large universe of companies; (2) subtle quantitative descriptors of value and predictors of changes in value; and (3) insightful definitions of similar businesses. The Manager assimilates, checks and structures the input data on which its models rely. The Appraisal Manager believes that if the data is correct, the recommendations made by the system will be sound.

    STOCK SELECTION. Fundamental valuation of stocks is key to the Manager's investment process, and the heart of the valuation process lies in the Manager's proprietary Appraisal Model. Analysis of companies in the United States and Canada is conducted in a single unified model. The Appraisal Model discriminates where the two markets are substantially different, while simultaneously comparing companies in the two markets according to their degrees of similarity. European companies and Asian companies (other than Japanese companies) are analyzed in a nearly global model, which includes the United States and Canada as a further basis for comparative valuation, but which excludes Japan. Japanese companies are analyzed in an independent national model. The Appraisal Model incorporates the various accounting standards that apply in different markets and makes adjustments to ensure meaningful comparisons.

    An important feature of the Appraisal Model is the classification of companies into one or more of 166 groups of "similar" businesses. Currently, in the United States, 160 groups are applicable; in Japan, 122 groups are applicable; and in Europe, 154 groups are applicable. Each company is broken down into its individual business segments, and each segment is compared with similar business operations of other companies doing business in the same geographical market. In most cases, the comparison is extended to include companies with similar business operations in different markets. Subject to the availability of data in different markets, the Manager appraises the company's assets, operating earnings and sales within each business segment, accepting the market's valuation of that category of business as fair. The Manager then integrates the segment appraisals into balance sheet, income statement, and sales valuation models for the total company, and simultaneously adjusts the segment appraisals to include appraisals for variables which are declared only for the total company, such as taxes, capital structure, and pension funding. The result is a single valuation for each of the companies followed.

    The difference between the Manager's appraisal and the market price is believed to represent an opportunity for profit. For each stock, the Manager develops "appraisal alphas" (I.E., the expected rate of extraordinary return) by adjusting for the rate at which the market has corrected for such misvaluations in the past.

    A second sphere of analysis is captured by the Manager's proprietary Earnings Change Model, which analyzes more than 20 variables to predict individual company earnings over a one-year horizon. The variables are fundamental and fall into three categories: measures of past profitability, measures of company operations and consensus earnings forecasts. The Earnings Change Model is independent of the Appraisal Model and projects the change in a company's earnings in cents/current price. The value of the projected earnings change is converted to an "earnings change alpha" by multiplying the projected change by the market's historical response to changes of that magnitude.

    Finally, the Manager's proprietary Investor Sentiment Model quantifies investor sentiment about features of stocks which influence price but which are not captured by the Appraisal Model or the Earnings Change Model. This Model measures company quality by looking at past price patterns and by predicting the probability of deficient earnings. The Investor Sentiment Model also captures market enthusiasm towards individual stocks by looking at broker recommendations and analyst estimates. Investor sentiment alphas are developed by multiplying the Model's sentiment scores by the market's historical response to such scores.

    Each company's earnings change alpha and investor sentiment alpha are added to its appraisal alpha to arrive at a total company alpha. Stocks with large positive total company alphas are candidates for purchase. Stocks held in a portfolio with total company alphas that are only slightly positive, zero or negative are candidates for sale.

    Before trading, the Manager systematically analyzes the short-term price behavior of individual stocks to determine the timing of trades. The Investor Sentiment Model quantifies investor enthusiasm for each stock by analyzing its short-term performance relative to similar stocks, changes in analyst and broker opinions about the stock, and earnings surprises. The Manager develops a "trading alpha" for each stock (i.e., the expected short-term extraordinary return) which is designed to enable the Funds to purchase stocks from supply and to sell stocks into demand, greatly reducing trading costs.

    OPTIMIZATION. The Manager's portfolio optimization system attempts to construct a Fund portfolio that will outperform the relevant benchmark, while maintaining portfolio risk characteristics similar to those of the Fund's benchmark. The optimizer simultaneously considers both the results of the Manager's stock selection models and risk in determining the benefit to a portfolio of a particular transaction. No transaction will be executed unless the opportunity offered by a purchase or sale candidate sufficiently exceeds the potential of an existing holding to justify the transaction costs.

    TRADING. The Manager's trading system aggregates the recommended transactions for each of the Funds and determines the feasibility of each recommendation in light of the stock's liquidity, the expected transaction costs, and general market conditions. It relays target price information to a trader for each stock considered for purchase or sale. Trades are executed through any one of four trading strategies: traditional brokerage, networks, accommodation, and package or "basket" trades.

    The network arrangements the Manager has developed with Instinet Matching System (IMS), Portfolio System for Institutional Trading (POSIT), and the Arizona Stock Exchange (AZX) facilitate large volume trading with little or no price disturbance and low commission rates.

    Accommodative trading (which we also refer to as the Manager's "match system") allows institutional buyers and sellers of stock to electronically present the Manager with their "interest" lists each morning. Any matches between the inventory that the brokers have presented and the Manager's own recommended trades are signaled to the Manager's traders. Because the broker is doing agency business and has a client on the other side of the trade, the Manager expects that the other side will be accommodative in the price. The Manager's objective in using this match system is to execute most trades on the Manager's side of the bid/ask spread so as to minimize market impact.

    Package trades further allow the Manager to trade large lists of orders simultaneously using state of the art tools such as the Instinet Real-Time System, Instinet Order Matching System and Lattice Trading System. Those tools provide order entry, negotiation and execution capabilities, either directly to other institutions or electronically to the floor of the exchange. The advantages of using such systems include speed of execution, low commissions, anonymity and very low market impact.

    The Manager continuously monitors trading costs to determine the impact of commissions and price disturbances on the Funds' portfolios.

MANAGEMENT CONTRACTS

    Under separate Management Contracts with the Trust on behalf of each Fund, the Manager selects and reviews each Fund's investments and provides executive and other personnel for the management of the Trust. Pursuant to the Trust's Agreement and Declaration of Trust, as amended, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. In the event that the Manager ceases to be the manager of a Fund, the right of the Trust to use the identifying name "Barr Rosenberg" and/or "Rosenberg" may be withdrawn.

    Each Fund will pay all other expenses incurred in the operation of such Fund, including, but not limited to, brokerage commissions and transfer taxes in connection with the Fund's portfolio transactions, all applicable taxes and filing fees, distribution fees, shareholder servicing fees, the fees and expenses for registration or qualification of its shares under the federal or state securities laws, the compensation of trustees who are not partners, officers or employees of the Manager, interest charges, expenses of issue or redemption of shares, charges of custodians, auditing and legal expenses, expenses of determining net asset value of Fund shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing proxy statements and proxies to existing shareholders, expenses of printing and mailing prospectuses, and insurance premiums.

    In addition, each Fund has agreed to pay the Manager a quarterly management fee at the annual percentage rate of the relevant Fund's average daily net assets set forth below. The Manager has agreed to voluntarily waive some or all of its management fee and, if necessary, to bear certain expenses of each Fund until further notice to the extent required to limit the total annual operating expenses (which do not include nonrecurring account fees and extraordinary expenses) of each class of shares to the percentage of each Fund's average daily net assets attributable to that class listed in the Expense Limitation column below. The Manager's fee for management of each of the Funds is higher than that paid by most other mutual funds.

                                                                                   CONTRACTUAL
                                                                               MANAGEMENT FEE (AS     EXPENSE LIMITATION
                                                                              A % OF AVERAGE DAILY    (AS A % OF AVERAGE
                                                                                   NET ASSETS)         DAILY NET ASSETS)
                                                                              ---------------------  ---------------------
INSTITUTIONAL SHARES
  U.S. Small Capitalization Series..........................................              .90%                  1.15%
  Japan Series..............................................................             1.00%                  1.50%
  International Small Capitalization Series.................................             1.00%                  1.50%
ADVISER SHARES
  U.S. Small Capitalization Series..........................................              .90%                  1.40%
SELECT SHARES
  U.S. Small Capitalization Series..........................................              .90%                  1.65%
  Japan Series..............................................................             1.00%                  2.00%
  International Small Capitalization Series.................................             1.00%                  2.00%

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

    BISYS Fund Services (the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's administrator and generally assists the Trust in all aspects of its administration and operation. As compensation for its administrative services, the Administrator receives a monthly fee based upon an annual percentage rate of 0.15% of the aggregate average daily net assets of the Trust.

    BISYS Fund Services, Inc. (the "Transfer Agent") services as the Trust's transfer agent and provides dividend disbursing services for the Funds. The principal business address of the Transfer Agent is 3435 Stelzer Road, Columbus, Ohio 43219.

    State Street Bank and Trust Company (the "Custodian") serves as custodian of the assets of the Funds. The principal business address of the Custodian is Mutual Funds Division, Boston, Massachusetts 02102.

DISTRIBUTOR

    Adviser Shares of the U.S. Small Capitalization Series and Select Shares of each Fund are sold on a continuous basis by the Company's distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc. The Distributor's principal offices are located at 90 Park Avenue, New York, New York 10016. Institutional Shares are sold directly by the Trust.

    Solely for the purpose of compensating the Distributor for services and expenses primarily intended to result in the sale of Select Shares, such shares are subject to an annual Distribution Fee of up to 0.50% of the average daily net assets attributable to such shares in accordance with a Distribution Plan (the "Distribution Plan") adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. Currently, each Fund pays the Distributor an annual Distribution Fee of 0.25% of the Fund's average daily net assets attributable to Select Shares. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds, the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders, and contracting with one or more wholesalers of the Funds' shares. The Distribution Plan for Select Shares went into effect on August 5, 1996. The Distribution Plan is of the type known as a "compensation" plan. This means that, although the trustees of the Trust are expected to take into account the expenses of the Distributor in their periodic review of the Distribution Plan, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

    The Distributor may also provide (or arrange for another intermediary or agent to provide) personal and/or account maintenance services to holders of Adviser Shares of the U.S. Small Capitalization Series and holders of Select Shares of each of the Funds (the Distributor or such entity is referred to as a "Servicing Agent" in such capacity). A Servicing Agent will be paid some or all of the Shareholder Servicing Fees charged with respect to Adviser and Select Shares pursuant to Servicing Plans for such shares.

YEAR 2000 ISSUES

    Many services provided to the Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Manager, Distributor, Servicing Agent, Transfer Agent, Custodian, Administrator and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected.

                                MULTIPLE CLASSES

    As indicated previously, the U.S. Small Capitalization Series offer three classes of shares to investors, Institutional Shares, Adviser Shares and Select Shares and the Japan Series and International Small Capitalization Series offers two classes of shares to investors, Institutional Shares and Select Shares. Eligibility to invest in a particular class generally depends on the amount invested in the particular Fund and whether the investor makes the investment directly or through a financial adviser. The following table sets forth basic investment and fee information for each class.

                                            MINIMUM                                          ANNUAL         ANNUAL
                                             FUND       SUBSEQUENT        METHOD OF        SHAREHOLDER   DISTRIBUTION
NAME OF CLASS                             INVESTMENT*  INVESTMENTS*      INVESTMENT*       SERVICE FEE        FEE
----------------------------------------  -----------  ------------  -------------------  -------------  -------------
Institutional...........................  $ 1 million   $   10,000   Direct                      None           None
Adviser.................................  $   100,000   $    1,000   Financial Adviser           .25%           None
Select..................................  $     2,500   $      500   Direct                      .25%           .25%

-------------------

* Certain exceptions apply. See " -- Institutional Shares", "-- Adviser Shares" and "-- Select Shares" below."

    The offering price is based on the net asset value per share next determined after an order is received. See "Purchase of Shares" and "Redemption of Shares."

INSTITUTIONAL SHARES

    Institutional Shares may be purchased by institutions such as endowments and foundations, plan sponsors of 401(a), 401(k), 457 and 403(b) plans and individuals. In order to be eligible to purchase Institutional Shares, an institution, plan or individual must make an initial investment of at least $1 million in the particular Fund. In its sole discretion, the Manager may waive this minimum investment requirement and the Manager intends to do so for employees of the Manager, for the spouse, parents, children, siblings, grandparents or grandchildren of such employees, for employees of the Administrator and for Trustees of the Trust who are not interested persons of the Trust or Manager and their spouses. Institutional Shares are sold without any initial or deferred sales charges and are not subject to any ongoing distribution expenses or shareholder servicing fees.

ADVISER SHARES

    Adviser shares may be purchased solely through accounts established under a fee-based program which is sponsored and maintained by a registered broker-dealer or other financial adviser approved by the Trust's Distributor and under which each investor pays a fee to the broker-dealer or other financial adviser, or its affiliate or agent, for investment advisory or administrative services. In order to be eligible to purchase Adviser Shares, a broker-dealer or other financial adviser must make an initial investment of at least $100,000 of its client's assets in the U.S. Small Capitalization Series. In its sole discretion, the Manager may waive this minimum asset investment requirement. Adviser Shares are sold without any initial or deferred sales charges and are not subject to ongoing distribution expenses, but are subject to a Shareholder Service Fee at an annual rate equal to 0.25% of the U.S. Small Capitalization Series average daily net assets attributable to Adviser Shares.

SELECT SHARES

    Select Shares may be purchased by institutions, certain individual retirement accounts and individuals. In order to be eligible to purchase Select Shares, an investor must make an initial investment of at least $2,500 in the particular Fund. In its sole discretion, the Manager may waive this minimum investment requirement. Select Shares are subject to an annual Shareholder Service Fee equal to 0.25% of the average daily net assets attributable to Select Shares and an annual Distribution Fee equal to 0.25% of the average daily net assets attributable to Select Shares. As described above, the Distribution Plan permits payments of up to 0.50% of the Funds' average daily net assets attributable to Select Shares. See "Management of the Trust -- Distributor."

GENERAL

    The Shareholder Service Fee charged with respect to Adviser Shares and Select Shares is intended to be compensation for personal services rendered and for account maintenance with respect to such shares. The Distribution Fee charged with respect to Select Shares is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Select Shares. See "Management of the Trust -- Distributor."

    As described above, shares of the Funds may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (collectively, "Shareholder Organizations"). Investors purchasing and redeeming shares of the Funds through a Shareholder Organization or through financial advisers may be charged a transaction-based fee or other fee for the services provided by the Shareholder Organization or financial adviser. Each such Shareholder Organization and financial adviser is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions of Fund shares. Customers of Shareholder Organizations and financial advisers should read this Prospectus in light of the terms governing accounts with their particular organization.

                               PURCHASE OF SHARES

    The offering price for shares of each Fund is the net asset value per share next determined after receipt of a purchase order. See "Determination of Net Asset Value." Investors may be charged an additional fee by their broker or agent if they effect transactions through such persons.

    Effective February 20, 1998 (the "Closing Date"), the U.S. Small Capitalization Series was closed to new investors (except as otherwise provided below). The following categories of existing shareholders will still be permitted to purchase shares of the U.S. Small Capitalization Series: (i) shareholders who own shares of the U.S. Small Capitalization Series on the Closing Date will be permitted to purchase additional shares of the U.S. Small Capitalization Series for as long as they continue to own shares of such Fund;
(ii) shareholders who beneficially own shares of the U.S. Small Capitalization Series on the Closing Date through a registered investment adviser or financial adviser will be permitted to purchase additional shares of the U.S. Small Capitalization Series for as long as they beneficially own shares of such Fund;
(iii) participants in any self-directed qualified benefit plan (for example, 401(a), 401(k), 457 and 403(b) plans) will be eligible to direct the purchase of the shares of the U.S. Small Capitalization Series by their plan account for as long as the plan continues to own shares of such Fund for any single plan participant; and (iv) participants in certain "wrap programs" that have entered into contractual arrangements with the Trust and/or Distributor will be eligible to purchase shares of the U.S. Small Capitalization Series for as long as the "wrap program" continues to own shares of such Fund.

    In the event (i) a shareholder redeems all of his, her or its shares of the U.S. Small Capitalization Series, (ii) a shareholder who beneficially owns shares of such Fund through a registered investment adviser or financial adviser redeems all of his, her or its shares of such Fund, (iii) all participants in a benefit plan described above redeem their shares of such Fund; and (iv) a "wrap program" described above ceases to own shares of such Fund, such shareholder who beneficially owns shares through a registered investment adviser or financial adviser, the participants in such benefit plan, and the participants in such "wrap program", respectively, will no longer be eligible to purchase shares of the U.S. Small Capitalization Series.

    The U.S. Small Capitalization Series will be closed to new investments effective January 1, 1999, except that (i) participants in 401(k) plans may continue to direct the purchase of investments in the U.S. Small Capitalization Series by their plan account until and including June 30, 1999; (ii) participants in certain "wrap programs" that have entered into contractual arrangements with the Trust and/or Distributor will be eligible to purchase shares of the U.S. Small Capitalization Series quarterly to rebalance their accounts for as long as the "wrap program" continues to own shares of such Fund; and (iii) certain bank "asset allocation programs" that have entered into an agreement with the Trust and/or Distributor will be eligible to purchase shares of the U.S. Small Capitalization Series under the terms of the agreement and to rebalance accounts quarterly.

    Shareholders of other Funds will not be permitted to exchange any of their shares for shares of the U.S. Small Capitalization Series unless such shareholders are independently eligible to purchase shares of the U.S. Small Capitalization Series as described above. The Trust reserves the right at any time to modify the restrictions set forth above, including the suspension of all sales of shares of the U.S. Small Capitalization Series or the lifting of restrictions on different classes of investors and/or transactions.

INITIAL CASH INVESTMENTS BY WIRE

    Subject to acceptance by the Trust, shares of each Fund may be purchased by wiring federal funds. Please first contact the Trust at 1-800-447-3332 for complete wiring instructions. Notification must be given to the Trust at 1-800-447-3332 prior to 4:00 p.m., New York time, of the wire date. Federal funds purchases will be accepted only on a day on which the Trust, the Distributor and the Custodian are all open for business. A completed Account Application must be overnighted to the Trust at Barr Rosenberg Series Trust c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8021.

INITIAL CASH INVESTMENTS BY MAIL

    Subject to acceptance by the Trust, an account may be opened by completing and signing an Account Application and mailing it to Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43219-2495. The Fund(s) to be purchased should be specified on the Account Application. In all cases, subject to acceptance by the Trust, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the Fund next determined after receipt, even though the check may not yet have been converted into federal funds.

ADDITIONAL CASH INVESTMENTS

    Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under "-- Initial Cash Investments by Mail" (payable to Barr Rosenberg Series Trust) or by wiring monies as noted under "-- Initial Cash Investments by Wire." Notification must be given at 1-800-447-3332 prior to 4:00 p.m., New York time, of the wire date. The minimum amounts for additional cash investments are $10,000 for Institutional Shares, $1,000 for Adviser Shares and $500 for Select Shares.

INVESTMENTS IN-KIND (INSTITUTIONAL SHARES)

    Institutional Shares may be purchased in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or by a combination of such common stocks and cash. Purchase of Institutional Shares of a Fund in exchange for stocks is subject in each case to the determination by the Manager that the stocks to be exchanged are acceptable. Securities accepted by the Manager in exchange for Fund shares will be valued as set forth under "Determination of Net Asset Value" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized by investors subject to federal income taxation upon the exchange, depending upon the investor's basis in the securities tendered.

    The Manager will not approve the acceptance of securities in exchange for Fund shares unless (i) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund; (ii) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (iii) the securities may be acquired under the Fund's investment restrictions.

OTHER PURCHASE INFORMATION

    An eligible shareholder may also participate in the Barr Rosenberg Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in Select Shares of one or more of the Funds through the use of electronic funds transfers. Investors may commence their participation in this program with a minimum initial investment of $2,500 and may elect to make subsequent investments by transfers of a minimum of $50 into their established Fund account. You may contact the Trust for more information about the Barr Rosenberg Automatic Investment Program.

    For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Trust on the day that it is in "good order" unless it is rejected by the Distributor. For a purchase order of Fund Shares to be in "good order" on a particular day a check or money wire must be received on or before 4:00 p.m., New York time of that day. In the case of a purchase in-kind of Institutional Shares, the investor's securities must be placed on deposit at the DTC prior to 10:00 a.m., New York time. If the consideration is received by the Trust after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No third party or foreign checks will be accepted.

    The Trust reserves the right, in its sole discretion, to suspend the offering of shares of its Funds or to reject purchase orders when, in the judgment of the Manager, such suspension or rejection would be in the best interests of the Trust or a Fund.

    Purchases of a Fund's shares may be made in full or in fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

                                  IRA ACCOUNTS

    Select Shares of all Funds may be used as a funding medium for IRAs. The minimum initial investment for an IRA is $2,000. A special application must be completed in order to create such an account. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs, call the Trust at 1-800-447-3332.

                              REDEMPTION OF SHARES

    Shares of each Fund may be redeemed by mail, or, if authorized by an investor in an Account Application, by telephone. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the particular Fund at the time of the redemption.

BY MAIL

    The Trust will redeem its shares at the net asset value next determined after the request is received in "good order." See "Determination of Net Asset Value." Requests should be addressed to Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43219-2495.

    Requests in "good order" must include the following documentation:

        (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

        (b) any required signature guarantees (see "-- Signature Guarantees" below); and

        (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES

    To protect shareholder accounts, the Trust and the Transfer Agent from fraud, signature guarantees may be required to enable the Trust to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions of $25,000 or more, and (3) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). Shareholders may contact the Trust at 1-800-447-3332 for further details.

BY TELEPHONE

    Provided the Telephone Redemption Option has been authorized by an investor in an Account Application, a redemption of shares may be requested by calling the Transfer Agent at 1-800-447-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option or the Telephone Exchange Option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, and not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Telephone Redemption will be suspended for a period of 10 days following a telephonic address change.

SYSTEMATIC WITHDRAWAL PLAN

    An owner of $12,000 or more of shares of a Fund may elect to have periodic redemptions made from the investor's account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. The Trust will normally redeem a sufficient number of shares to make the scheduled redemption payments on a date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

FURTHER REDEMPTION INFORMATION

    Purchases of shares of the Funds made by check are not permitted to be redeemed until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.

    If the Manager determines, in its sole discretion, that it would not be in the best interests of the remaining shareholders of a Fund to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price of Institutional Shares in whole or in part by a distribution in kind of readily marketable securities held by the relevant Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Fund's procedures for valuation described under "Determination of Net Asset Value." Securities distributed by the Fund in kind will be selected by the Manager in light of the Fund's objective and will not generally represent a PRO RATA distribution of each security held in the Fund's portfolio. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

    The Trust may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to fairly determine the value of their net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                            EXCHANGE OF FUND SHARES

    The Funds offer two convenient ways to exchange shares in one Fund for shares of another Fund in the Trust. Shares of a particular class of a Fund may be exchanged only for shares of the same class in another

Fund. There is no sales charge on exchanges. Before engaging in an exchange transaction, a shareholder should read carefully the information in the Prospectus describing the Fund into which the exchange will occur. A shareholder may not exchange shares of a class of one Fund for shares of the same class of another Fund that is not qualified for sale in the state of the shareholder's residence. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time.

    An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

    A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the Funds containing the information indicated below.

EXCHANGE BY MAIL

    To exchange Fund shares by mail, shareholders should simply send a letter of instruction to the Trust. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged; (c) the Fund from and the Fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

EXCHANGE BY TELEPHONE

    To exchange Fund shares by telephone or to ask questions about the exchange privilege, shareholders may call the Trust at 1-800-447-3332. If you wish to exchange shares, please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged; (c) the name of the Fund from which and the Fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Account Application. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Trust reserves the right to suspend or terminate the privilege of exchanging by mail or by telephone at any time. The telephone exchange privilege will be suspended for a period of 10 days following a telephonic address change.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value of each class of shares of the Funds will be determined once on each day on which the New York Stock Exchange is open as of 4:00 p.m., New York time. The net asset value per share of each class of a Fund is determined by dividing the particular class's proportionate interest in the total market value of the Fund's portfolio investments and other assets, less any applicable liabilities, by the total outstanding shares of that class of the Fund. Specifically, each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a particular class plus that class's shareholder servicing and/or distribution expenses, if any, and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets. The resulting amount for each class is divided by the number of shares of that class outstanding to produce the "net asset value" per share.

    Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees of the Trust or by persons acting at their direction.

                                 DISTRIBUTIONS

    Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments and net realized short-term capital gains). Each Fund also intends to distribute substantially all of its net realized long-term capital gains, if any, after giving effect to any available capital loss carryover. Each Fund's policy is to declare and pay distributions of its dividends and interest annually although it may do so more frequently as determined by the Trustees of the Trust. The Funds' policy is to distribute net realized short-term capital gains and net realized long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations.

    All dividends and/or distributions will be paid out in the form of additional shares of the Fund to which the dividends and/or distributions relate at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account Application or by writing to the Administrator.

    If you elect to receive distributions in cash and checks (i) are returned and marked as "undeliverable" or (ii) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

                                     TAXES

    Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Fund distributes substantially all of its dividend, interest and certain other income, its net realized short-term capital gains and its net realized long-term capital gains to its shareholders and otherwise qualifies for the special rules governing the taxation of regulated investment companies, the Fund itself will not pay federal income tax on the amount distributed. Dividend distributions (I.E., distributions derived from interest, dividends and certain other income, including, in general, short-term capital gains) will be taxable to shareholders subject to income tax as ordinary income. Distributions of any long-term capital gains (generally taxed at a 20% rate) are taxable as such to shareholders subject to income tax, regardless of how long a shareholder may have owned shares in such Fund. A distribution paid to shareholders by a Fund in January of a year is generally deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Some 1998 distributions of long-term capital gains recognized in 1997 may be subject to tax at a 28% rate. Each Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

    If more than 50% of a Fund's assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the Fund may (and the Japan Series and the International Small Capitalization Series intend to) elect to permit shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. As a result, the amounts of foreign income taxes paid by such Fund would be treated as additional income to shareholders of such Fund for purposes of the foreign tax credit. Each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

    The foregoing is a general summary of the federal income tax consequences of investing in a Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in the Funds in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

    The Trust is a diversified open-end series management investment company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated April 1, 1988, as amended (the "Declaration of Trust"). The U.S. Small Capitalization Series commenced operations on or about September 13, 1988. The Japan Series commenced operations on or about January 3, 1989. The International Small Capitalization Series commenced operations on September 23, 1996.

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest which are presently divided into five series. Interests in each of the Funds described in this Prospectus are represented by shares of such Fund. The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series of shares with such preferences and other rights as the Trustees may designate. Although the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust, terminate a series of the Trust or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

    The U.S. Small Capitalization Series is further divided into three classes of shares designated as Institutional Shares, Adviser Shares and Select Shares. The Japan Series and International Small Capitalization Series are further divided into Institutional Shares and Select Shares. Each class of shares of each Fund represents interests in the assets of that Fund and has identical dividend, liquidation and other rights and the same terms and conditions except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class and each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

    Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan applicable to that class. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act, all shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. All three classes of shares of a Fund will vote together, except with respect to any distribution or servicing plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, in liquidation of a Fund portfolio, are entitled to receive the net assets of that portfolio, but not of the other portfolios. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders holding a majority of the outstanding shares may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent.

    The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

    Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the risk of a shareholder incurring financial loss on account of that liability is considered remote since it may arise only in very limited circumstances.

    As of June 30, 1998, Rosenberg Institutional Equity Management may be deemed to control the Institutional Shares of the Japan Series because it beneficially owned, either directly or indirectly, more than 25% of such shares of such Fund.

                               OTHER INFORMATION

    The Funds' investment performance may from time to time be included in advertisements about the Funds. Total return for a Fund is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment in such Fund at the end of such period (assuming immediate reinvestment of any dividends or capital gain distributions). All data are based on the Funds' past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results with those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

                             SHAREHOLDER INQUIRIES

    Shareholders may direct inquiries to the Trust at Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43219-2495.

SHAREHOLDER SERVICES
1-800-555-5737 (INSTITUTIONAL SHARE CUSTOMERS)
1-800-447-3332 (ADVISER AND SELECT SHARE CUSTOMERS)

Additional Information may be found on the World Wide Web at http://riem.com

BARR ROSENBERG SERIES TRUST
3435 Stelzer Road
Columbus, OH 43219

MANAGER

Rosenberg Institutional Equity Management
Four Orinda Way, Building E
Orinda, CA 94563

ADMINISTRATOR, TRANSFER AND
 DIVIDEND-PAYING AGENT

BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Barr Rosenberg Funds Distributor, Inc.
90 Park Avenue
New York, NY 10016

CUSTODIAN OF ASSETS

State Street Bank and Trust Company
Mutual Funds Division
Boston, MA 02102

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
555 California Street
San Francisco, CA 94104

LEGAL COUNSEL

Ropes & Gray
One International Place
Boston, MA 02110-2624

BRG-0036

            B a r r
            R o s e n b e r g
            S e r i e s
            T r u s t

- U.S. Small Capitalization Series
- Japan Series
- International Small Capitalization Series

                      Prospectus
                      July 29, 1998

                             BARR ROSENBERG SERIES TRUST

                           U.S. SMALL CAPITALIZATION SERIES
                      INTERNATIONAL SMALL CAPITALIZATION SERIES
                                     JAPAN SERIES

                         STATEMENT OF ADDITIONAL INFORMATION


                                    JULY 29, 1998






     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus of the U.S. Small Capitalization Series, Japan Series and International Small Capitalization Series of Barr Rosenberg Series Trust dated July 29, 1998 and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219.

                                  TABLE OF CONTENTS
                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . .3

MISCELLANEOUS INVESTMENT PRACTICES . . . . . . . . . . . . . . . . . . . . . .6

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .7

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS . . . . . . . . . . . . . . . .9

MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . . 10

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . . . . . 13

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

TOTAL RETURN CALCULATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 18

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES . . . . . . . . . . . . . . 20

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . 26

PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . 26

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

                          INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of each of the U.S. Small Capitalization Series, International Small Capitalization Series and Japan Series (each a "Fund" and collectively, the "Funds") of Barr Rosenberg Series Trust (the "Trust") are summarized on the front page of the Prospectus and in the text of the Prospectus under the headings "Investment Objectives and Policies" and "General Description of Risks and Fund Investments."

     The following is an additional description of certain investments and/or policies of the Fund(s).

     INDEX FUTURES (ALL FUNDS). An index futures contract (an "Index Future") is a contract to buy or sell an integral number of units of an Index at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index.

     Index Futures contracts can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. A Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day.

     As noted in the Prospectus, upon entering into a futures contract, a Fund will be required to deposit initial margin with its custodian in a segregated account in the name of the futures broker. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

     The price of Index Futures may not correlate perfectly with movement in the underlying Index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.
In addition, with respect to the Japan Series, trading hours for Index Futures may not correspond perfectly to hours of trading on the Tokyo Stock Exchange. This may result in a disparity between the price of Index Futures and the value of the underlying Index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying Index.

     FOREIGN CURRENCY TRANSACTIONS (INTERNATIONAL SMALL CAPITALIZATION SERIES AND JAPAN SERIES). As is disclosed in the Prospectus following the heading "General Description of Risks and Fund Investments," the Funds do not currently intend to hedge the foreign currency risk associated with investments in securities denominated in foreign currencies. However, the Funds reserve the right to buy or sell foreign currencies or to deal in forward foreign currency contracts to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions. The Funds also reserve the right to use currency futures contracts and related options thereon for similar purposes. By entering into a futures or forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. A Fund's dealing in forward contracts will be limited to this type of transaction. A Fund will not engage in currency futures transactions for leveraging purposes. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option.

     CURRENCY FORWARD CONTRACTS (INTERNATIONAL SMALL CAPITALIZATION SERIES AND JAPAN SERIES). A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     CURRENCY FUTURES TRANSACTIONS (INTERNATIONAL SMALL CAPITALIZATION SERIES AND JAPAN SERIES). A currency futures contract sale creates an obligation by the seller to deliver the amount of currency called for in the contract in a specified delivery month for a stated price. A currency futures contract purchase creates an obligation by the purchaser to take delivery of the underlying amount of currency in a specified delivery month at a stated price. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

     Although futures contracts by their terms call for actual delivery or acceptance, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

     The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

     Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

     The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

     The Funds will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

     A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with its custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

     In the case of put options on currency futures written by a Fund, the Fund will hold the aggregate exercise price in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by a Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference.

     A Fund may not enter into currency futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on currency futures contracts exceeds 5% of the market value of the Fund's total assets.

     LIMITATIONS ON THE USE OF CURRENCY FUTURES CONTRACTS (INTERNATIONAL SMALL CAPITALIZATION SERIES AND JAPAN SERIES). A Fund's ability to engage in the currency futures transactions described above will depend on the availability of liquid markets in such instruments. Markets in currency futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of currency futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in such transactions may be limited by tax considerations.

     RISK FACTORS IN CURRENCY FUTURES TRANSACTIONS (INTERNATIONAL SMALL CAPITALIZATION SERIES AND JAPAN SERIES). Investment in currency futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the currency being hedged. The hedge will not be fully effective where there is such imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged currency if the volatility of the hedged currency is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged currency is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

     The successful use of transactions in futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate and stock price movements within a given time frame.

It is impossible to forecast precisely what the market value of securities a Fund anticipates buying will be at the expiration or maturity of a currency forward or futures contract. Accordingly, in cases where a Fund seeks to protect against an increase in value of the currency in which the securities are denominated through a foreign currency transaction, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such currency purchase) if the market value of the securities to be purchased is less than the amount of foreign currency the Fund contracted to purchase. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the value of the securities purchased. When a Fund purchases forward or futures contracts (or options thereon) to hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing, it is possible that the market may instead decline. If a Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the forward or futures contract that is not offset by a reduction in the price of the securities purchased. As a result, a Fund's total return for such period may be less than if it had not engaged in the forward or futures transaction.

     Foreign currency transactions that are intended to hedge the value of securities a Fund contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

     The amount of risk a Fund assumes when it purchases an option on a currency futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The liquidity of a secondary market in a currency futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

     A Fund's ability to engage in currency forward and futures transactions may be limited by tax considerations.

     WARRANTS (JAPAN SERIES). The Japan Series may from time to time purchase warrants; however, not more than 5% of its net assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of such net assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants represent options to purchase equity securities of an issuer at a specific price for a specific period of time. They do not represent ownership of such securities, but only the right to buy them.

                         MISCELLANEOUS INVESTMENT PRACTICES

     PORTFOLIO TURNOVER. A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. The portfolio turnover rate for the U.S. Small Capitalization Series for the fiscal years ended March 31, 1997 and 1998 was 126.83% and 77.70%, respectively. The portfolio turnover rate for the Japan Series for the fiscal years ended March 31, 1997 and 1998 was 51.70% and 102.13%, respectively. The portfolio turnover rate for the International Small Capitalization Series for the period ended March 31, 1997 and for the fiscal year ended March 31, 1998 was 6.71% and 77.72%, respectively. As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates. See "Income Dividends, Distributions and Tax Status" and "Portfolio Transactions."

     NOTICE ON SHAREHOLDER APPROVAL. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                              INVESTMENT RESTRICTIONS

     Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such
Fund:

     (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

     (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. With respect to the International Small Capitalization Series and the Japan Series, collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

     (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

     (4) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

     (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

     (7) Concentrate more than 25% of the value of its total assets in any one industry.

     (8) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, no registered investment company may generally (a) invest more than 10% of its total assets (taken at current value) in securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of its total assets (taken at current value), or
(c) own more than 3% of the outstanding voting stock of any one investment company.)

     (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell foreign currency, currency futures contracts and options thereon, stock index and other financial futures contracts and options thereon.

    (10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities.

    (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; any collateral arrangements with respect to options, future contracts and options on future contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, future contracts or options on future contracts.)

     Notwithstanding the latitude permitted by Restrictions 1, 2, 3, 4 and 9 above, the Funds have no current intention of (a) borrowing money, (b) purchasing interest rate futures or (c) entering into short sales.

     It is contrary to the present policy of each Fund, which may be changed by the Trustees of the Trust without shareholder approval, to:

     (a) With the exception of the Japan Series, invest in warrants or rights (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase).

     (b) Write, purchase or sell options on particular securities (as opposed to market indices or currencies).

     (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

     (d) Make investments for the purpose of exercising control of a company's management.

     (e) Invest in (a) securities which at the time of investment are not readily marketable, (b) securities the disposition of which is restricted under the federal securities laws, and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (a), (b) and
(c) above.

     (f) With respect to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

     The phrase "shareholder approval," as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                   INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     The tax status of the Funds and the distributions which they may make are summarized in the Prospectus under the headings "Distributions" "Taxes." The Funds intend to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. In order to qualify as a "regulated investment company," and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies); and (c) distribute annually at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     The Japan Series and the International Small Capitalization Series may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such Funds' investments, but, as discussed in the Prospectus, may be taken as either a deduction or a credit by U.S. citizens and corporations. Investment by either Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to Fund shareholders. A Fund may avoid this tax by making an election to mark such securities to the market annually. Alternatively, where it is in a position to do so, a Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case different rules will apply, although the Funds generally do not expect to be in the position to make such elections.

     As described in the Prospectus under the heading "Distributions," each Fund intends to pay out substantially all of its ordinary income and net realized short-term capital gains, and to distribute substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. Net realized capital gain is the excess of net realized long-term capital gain over net realized short-term capital loss. Under the Tax Reform Act of 1986, in order to avoid an excise tax imposed on certain undistributed income, a Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, and (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31.

     In general, all dividend distributions derived from ordinary income and short-term capital gain are taxable to investors as ordinary income and long-term capital gain distributions are taxable to investors as long-term capital gains (generally taxed at 20%), whether such dividends or distributions are received in shares or cash. Some 1998 distributions of long-term capital gains recognized in 1997 may be taxed at 28%. The Fund generally does not expect its dividends to be eligible for dividends-received deduction for corporations.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

     Certain tax exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

     Each Fund is generally required to withhold and remit to the U.S. Treasury 31% of all dividends from net investment income and capital gain distributions, whether distributed in cash or reinvested in shares of the Fund, paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). In addition, the Fund will generally be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of Fund shares from a shareholder account for which an incorrect or no taxpayer identification number has been provided. However, the general back-up withholding rules set forth above will not apply to tax exempt entities so long as each such entity furnishes the Fund with an appropriate certificate.

     The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 1999 (although transition rules will apply).
In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

     To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, straddle, wash sale, constructive sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT OF AN INVESTMENT IN THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                              MANAGEMENT OF THE TRUST

     The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

Kenneth Reid* (48)            General Partner and Director of Research,
President, Trustee            Rosenberg Institutional Equity  Management, June
                              1986 to present.

Marlis S. Fritz* (48)         General Partner and Director of Marketing,
Vice President, Trustee       Rosenberg Institutional Equity Management, April
                              1985 to present.

Nils H. Hakansson (61)        Sylvan C. Coleman Professor of Finance and
Trustee                       Accounting, Haas School of Business, University of
                              California, Berkeley, June 1969 to present.
                              Director, Supershare

Services Corporation          Los Angeles, California,
(investment management),      November 1989 to present.
Barr M. Rosenberg* (55)       Managing General Partner and Chief Investment
Trustee                       Officer, Rosenberg Institutional Equity
                              Management, January 1985 to present.

William F. Sharpe (64)        STANCO 25 Professor of Finance, Stanford
Trustee                       University.  Chairman, Financial Engines
                              Incorporated, Los Altos, California (electronic investment advice), March 1986 to present.

Po-Len Hew (32)               Accounting Manager, Rosenberg Institutional Equity
Treasurer                     Management, October 1989 to present.

Carolyn Demler (54)           Administrative Coordinator, Rosenberg
Clerk                         Institutional Equity Management, December 1988 to
                              present.

Edward H. Lyman (54)          Executive Vice President, Barr Rosenberg
Vice President                Investment Management, Inc., and General Counsel
                              to the Rosenberg Group of companies, 1990 to present.

Richard L. Saalfeld (55)      President and Chief Executive Officer of mutual
Vice President                fund unit of Rosenberg Institutional Equity
                              Management from June 1996 to present; Consultant to Rosenberg Institutional Equity Management,
                              September 1995 to May 1996; Chairman and Chief
                              Executive Officer of CoreLink Resources, Inc.
                              (mutual fund marketing organization), Concord,
                              California, April 1993 to August 1995; Consultant,
                              December 1992 to March 1993.

F. William Jump, Jr. (42)     Portfolio engineer, Rosenberg Institutional Equity
Vice President                Management, August 1990 to present.

Harold L. Arbit (51)          Vice President and Partner, Rosenberg Alpha L.P.,
Vice President                1984 to present.

-----------------
* Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust or the Manager.

     The mailing address of each of the officers and Trustees is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219. The principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

     The Trust pays the Trustees other than those who are interested persons of the Trust or Manager an annual fee of $37,950 plus $4,125 for each meeting attended. The Trust does not pay any pension or retirement benefits for its Trustees. The Trust does not pay any compensation to officers or Trustees of the Trust other than those Trustees who are not interested persons of the Trust or Manager. The following table sets forth information concerning the total compensation paid to each of the Trustees who are not interested persons of the Trust or Manager in the fiscal year ended March 31, 1998:

                                             Pension or
                                             Retirement                             Total Compensation
                         Aggregate         Benefits Accrued     Estimated Annual     from Registrant
Name of Person         Compensation        as Part of Fund       Benefits Upon       and Fund Complex
  Position            from Registrant         Expenses             Retirement        Paid to Directors
--------------        ---------------      ----------------     ----------------    ------------------
Nils H. Hakansson
Trustee                 $42,487.50              $ 0                   $ 0               $42,487.50
William F. Sharpe
Trustee                 $42,487.50              $ 0                   $ 0               $42,487.50

     Messrs. Rosenberg, Reid, Arbit, Lyman, Saalfeld and Jump and Ms. Fritz, Demler and Hew, each being a general partner, limited partner, officer or employee of the Manager, will each benefit from the management fees paid by the Trust to the Manager, but receive no direct compensation from the Trust.

                        INVESTMENT ADVISORY AND OTHER SERVICES

     MANAGEMENT CONTRACTS. Under management contracts (each a "Management Contract") between the Trust, on behalf of each Fund, and Rosenberg Institutional Equity Management (the "Manager"), subject to the control of the Trustees of the Trust and such policies as the Trustees may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

     Each of the Funds has agreed to pay the Manager a quarterly management fee at the annual percentage rate of the relevant Fund's average daily net assets set forth in the Prospectus. The Manager has informed the Trust that it will voluntarily waive some or all of its management fees under the Management Contracts and, if necessary, will bear certain expenses of each Fund until further notice so that such Fund's total annual operating expenses (which do not include nonrecurring account fees and extraordinary expenses) applicable to each class will not exceed the percentage of such Fund's average daily net assets attributable to that class as set forth in the Prospectus. In addition, the Manager's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution expenses paid by a class of shares of a Fund pursuant to a distribution plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.

     Each Management Contract provides that the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

     Each Management Contract will continue in effect for a period no more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

     As disclosed in the Prospectus, the general partners of the Manager are Barr M. Rosenberg, Marlis S. Fritz and Kenneth Reid. Each of these persons may be deemed a controlling person of the Manager.

     As discussed in this Statement of Additional Information under the heading "Management of the Trust," Barr M. Rosenberg is a Trustee of the Trust as well as Managing General Partner and Chief Investment Officer of the Manager; Marlis
S. Fritz is a Trustee and Vice President of the Trust as well as a general partner of the Manager; and Kenneth Reid is a Trustee and President of the Trust as well as a general partner and Director of Research of the Manager.

     During the last three fiscal years, the U.S. Small Capitalization Series has paid the following amounts as management fees to the Manager pursuant to its Management Contract:

     PERIOD           GROSS        REDUCTION       NET
     ------           -----        ---------       ---
4/1/95 -3/31/96     $514,386       $157,913     $356,473
4/1/96 -3/31/97     $544,082       $307,646     $236,436
4/1/97 -3/31/98     $2,571,254     $206,166   $2,565,088

     During the last three fiscal years, the Japan Series has paid the following amounts as management fees to the Manager pursuant to its Management Contract:

    PERIOD            GROSS         REDUCTION     NET
    ------            -----         ---------     ---
4/1/95 -3/31/96     $ 12,093       $ 12,093       -0-
4/1/96 -3/31/97     $ 12,153       $ 12,153       -0-
4/1/97 -3/31/98     $ 10,618       $ 10,618       -0-

     For the period from September 23, 1996 (inception date) to March 31, 1997 and the fiscal year ended March 31, 1998, the International Small Capitalization Series has paid the following amounts as management fees to the Manager pursuant to its Management Contract:

     PERIOD           GROSS        REDUCTION         NET
     ------           -----        ---------         ---
9/23/96 -3/31/97    $ 35,711       $ 35,711          -0-
4/1/97  -3/31/98    $245,559       $221,059       $24,500

     ADMINISTRATIVE SERVICES. The Trust has entered into a Fund Administration Agreement with BISYS Fund Services ("the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. The Trust's principal underwriter is an affiliate of the Administrator. For these services, the Administrator is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Trust. For the fiscal year ended March 31, 1997, the U.S. Small Capitalization Series, Japan Series and the International Small Capitalization Series paid $81,281, $1,535 and $5,357 in administration fees, respectively. For the fiscal year ended March 31, 1998, the Administrator was entitled to receive $428,543, $1,593 and $36,834 in administration fees from the U.S. Small Capitalization Series, Japan Series and International Small Capitalization Series, respectively. The Administrator waived fees of $142,850, $1,593 and $23,451, from the U.S. Small Capitalization Series, Japan Series and International Small Capitalization Series, respectively.

     The Trust has also entered into a Fund Accounting Agreement with the Administrator Fund Services, Inc. (the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds' operations. For these services, the Fund Accountant is entitled to receive an annual fee of $30,000 for each Fund. For the fiscal year ended March 31, 1997 the U.S. Small Capitalization Series, Japan Trust and the International Small Capitalization Series paid $61,341, $35,771 and $63,686 in fund accounting fees, respectively. For the fiscal year ended March 31, 1998, the Fund Accountant was entitled to $76,889, $35,288 and $103,482 in fund accounting fees from the U.S. Small Capitalization Series, Japan Series and International Small Capitalization Series, respectively. The Fund Accountant waived fees of $7,500, $7,500 and $7,500, from the U.S. Small Capitalization Series, Japan Series and International Small Capitalization Series, respectively.

     DISTRIBUTOR AND DISTRIBUTION PLAN. As stated in the Prospectus under the heading "Management of the Trust -- Distributor," Adviser Shares of the U.S. Small Capitalization Series and Select Shares of each Fund are sold on a continuous basis by the Trust's distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"). The Distributor is an affiliate of the Administrator and Fund Accountant. Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

     Pursuant to the Distribution Plan (the "Plan") described in the Prospectus, in connection with the distribution of Select Shares of the Trust, the Distributor receives certain distribution fees from the Trust. Subject to the percentage limitation on the distribution fee set forth in the Prospectus, the distribution fee may be paid in respect of services rendered and expenses borne in the past with respect to each such class as to which no distribution fee was paid on account of such limitation. The Distributor may pay all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers. The Distributor did not charge any distribution fees to the Trust through the fiscal year ended March 31, 1997. For the fiscal year ended March 31, 1998, the U.S. Small Capitalization Series, Japan Series and International Small Capitalization Series incurred distribution expenses in the amount of $64,573, $154 and $2,457, respectively. Of these amounts the Distributor retained $19,895, $56 and $575 and waived $36,584, $98 and $1,360 for the U.S. Small Capitalization Series, Japan Series and International Small Capitalization Series, respectively. The Distributor paid to broker-dealers and other selling and/or servicing institutions the amounts of $8,094, $0 and $522 for the U.S. Small Capitalization Series, Japan Series and International Small Capitalization Series, respectively, from the distribution expenses incurred by the Funds.

     The Plan may be terminated with respect to Select Shares by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by vote of a majority of the outstanding voting securities of that class. Any change in the Plan that would materially increase the cost to Select Shares requires approval by holders of Select Shares. The Trustees of the Trust review quarterly a written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plan may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

     The Distributor's Contract may be terminated with respect to any Fund or class of shares thereof at any time by not more than 60 days' nor less than 30 days' written notice without payment of any penalty either by the Distributor or by such Fund or class and will terminate automatically, without the payment of any penalty, in the event of its assignment.

     The Plan and the Distributor's Contract will continue in effect with respect to each class of shares to which they relate for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees (or by vote of a majority of the outstanding shares of a class, in the case of the Distributor's Contract) cast in person at a meeting called for that purpose.

     If the Plan or the Distributor's Contract are terminated (or not renewed) with respect to one or more classes, they may continue in effect with respect to any class of any Fund as to which they have not been terminated (or have been renewed).

     The Trustees of the Trust believe that the Plan will provide benefits to the Trust. The Trustees of the Trust believe that the Plan will result in greater sales and/or fewer redemptions of Select Shares, although it is impossible to know for certain the level of sales and redemptions of Select Shares that would occur in the absence of the Plan or under alternative distribution schemes. The Trustees of the Trust believe that the effect on sales and/or redemptions benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to the Trust.

     CUSTODIAL ARRANGEMENTS. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, State Street Bank receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank has also contracted with certain foreign banks and depositories to hold portfolio securities outside of the United States on behalf of the Trust.

     INDEPENDENT ACCOUNTANTS. The Trust's independent accountants are PricewaterhouseCoopers LLP, 555 California Street, San Francisco, California 94104. PricewaterhouseCoopers LLP conducts an annual audit of the

Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the Securities and Exchange Commission, and consults with the Trust as to matters of accounting and federal and state income taxation.

                               PORTFOLIO TRANSACTIONS

     INVESTMENT DECISIONS. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of the Manager even though it could also have been purchased or sold for other clients at the same time. Likewise, a particular security may be purchased on behalf of one or more clients when the Manager is selling the same security on behalf of one or more other clients. In some instances, therefore, the Manager, acting for one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected pro rata on the basis of cash available or other equitable basis so as to avoid any one account's being preferred over any other account.

     BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark up. In placing orders for the portfolio transactions of a Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgmental considerations.

     Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for a Fund with primary market makers unless better prices or executions are available elsewhere.

     Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of such Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Trust.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

     The U.S. Small Capitalization Series paid brokerage commissions in the amounts of $220,066 for the fiscal year ended March 31, 1996, $235,162 for the fiscal year ended March 31, 1997 and $1,096,445 for the fiscal year ended March 31, 1998. The increase in brokerage commissions incurred during the fiscal year ended March 31, 1998 was due to an increase in the assets of the U.S. Small Capitalization Series.

     The Japan Series paid brokerage commissions in the amounts of $6,509 for the fiscal year ended March 31, 1996, $2,266 for the fiscal year ended March 31, 1997 and $3,750 for the fiscal year ended March 31, 1998.

     The Japan Series may pay brokerage commissions to Nomura Securities Company, Inc. ("Nomura Securities"), which may be deemed to be an "affiliate of an affiliate" of the Trust, for acting as the Fund's agent on purchases and sales of securities for the portfolio of the Fund. Securities and Exchange Commission rules require that commissions paid to an affiliate of an affiliate by the Fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to Nomura Securities and will review these procedures periodically. The Fund did not pay any brokerage commissions to Nomura Securities during its fiscal years ended March 31, 1996, March 31, 1997 and March 31, 1998.

     The International Small Capitalization Series paid brokerage commissions in the amount of $32,340 for the period from September 23, 1996 (inception date) to March 31, 1997 and $100,120 for the fiscal year ended March 31, 1998.

                             TOTAL RETURN CALCULATIONS

     Each Fund computes its average annual total return separately for its share classes by determining the average annual compounded rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class, according to the following formula:

                                           n
                                   P(1 + T) = ERV

     Where:
               T    =    Average annual total return
               ERV  =    Ending redeemable value of a hypothetical $1,000
                         investment made at the beginning of a period at the end
                         of such period
               P    =    A hypothetical initial investment of $1,000
               n    =    Number of years

     Each Fund computes its cumulative total return separately for its share classes by determining the cumulative rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class, according to the following formula:

                                    T = ERV-1,000
                                        ---------
                                          1,000

     Where:
               T    =    Cumulative rate of return
               ERV  =    Ending redeemable value of a hypothetical $1,000
                         investment made at the beginning of a period at the end of such period.

     The calculations of average annual total return and cumulative total return assume that any dividends and distributions are reinvested immediately, rather than paid to the investor in cash. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for a Fund will fluctuate from time to time and does not provide a basis for determining future returns. Average annual total return and cumulative total return are based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses.

     Average annual total return and cumulative return are calculated separately for Select Shares, Adviser Shares and Institutional Shares. Select Shares, Adviser Shares and Institutional Shares are subject to different fees and expenses and may have different performance for the same period.

     The average annual total returns for each of the Funds for periods ended March 31, 1998 were as follows:

                                          U.S. SMALL CAPITALIZATION SERIES

                                                  4/1/93        4/1/95         4/1/97      INCEPTION DATE
                            INCEPTION DATE      TO 3/31/98     TO 3/31/98    TO 3/31/98      TO 3/31/98
                            --------------      ----------     ----------    -----------     -----------
Institutional Shares           2/22/89            24.38%         32.97%         44.95%         18.68%
Select Shares                 10/22/96             --              --           44.42%         35.19%
Adviser Shares                 1/21/97             --              --           44.50%         32.63%
                                                     JAPAN SERIES

                                                  4/1/93         4/1/95        4/1/97      INCEPTION DATE
                            INCEPTION DATE      TO 3/31/98     TO 3/31/98    TO 3/31/98      TO 3/31/98
                            --------------      ----------     ----------    ----------     -----------
Institutional Shares            1/3/89            -6.82%        -18.76%        -23.87%         -6.58%
Select Shares                 10/22/96              --             --          -24.03%        -30.87%
                                        INTERNATIONAL SMALL CAPITALIZATION SERIES

                                                                 4/1/97      INCEPTION DATE
                            INCEPTION DATE                     TO 3/31/98      TO 3/31/98
                            --------------                     ----------      ----------
Institutional Shares           9/23/96                            2.51%          2.52%
Select Shares                 10/29/96                            2.22%          2.20%

     The cumulative total returns for each of the Funds for periods ended March 31, 1998 were as follows:

                                           U.S. SMALL CAPITALIZATION SERIES

                                                  4/1/93         4/1/95        4/1/97      INCEPTION DATE
                            INCEPTION DATE      TO 3/31/98     TO 3/31/98    TO 3/31/98      TO 3/31/98
                            --------------      ----------     ----------    ----------      ----------
Institutional Shares           2/22/89           197.68%        135.09%         44.95%        375.84%
Select Shares                 10/22/96             --             --            44.42%         54.30%
Adviser Shares                 1/21/97             --             --            44.50%         39.80%
                                                JAPAN SERIES

                                                  4/1/93         4/1/95        4/1/97      INCEPTION DATE
                            INCEPTION DATE      TO 3/31/98     TO 3/31/98    TO 3/31/98      TO 3/31/98
                            --------------      ----------     ----------    ----------      ----------
Institutional Shares            1/3/89           -29.76%        -46.38%        -23.87%        -46.68%
Select Shares                 10/22/96             --              --          -24.03%        -41.19%


                                      -18-

                                  INTERNATIONAL SMALL CAPITALIZATION SERIES

                                                              4/1/97     INCEPTION DATE
                            INCEPTION DATE                  TO 3/31/98      TO 3/31/98
                            --------------                  ----------     -----------
Institutional Shares           9/23/96                          2.51%         3.84%
Select Shares                 10/29/96                          2.22%         3.14%

     PERFORMANCE COMPARISONS. Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, MORNINGSTAR, INC., IBBOTSON ASSOCIATES, CDA/WIESENBERGER, THE NEW YORK TIMES, BUSINESS WEEK, U.S.A. TODAY, INSTITUTIONAL INVESTOR and local periodicals. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Manager in comparison to other investment advisers and to other institutions.

     From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders:
(1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.


                   DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

     As more fully described in the Prospectus, the Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust") is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996.

     Interests in the Trust's portfolios are currently represented by shares of five series, the U.S. Small Capitalization Series, International Small Capitalization Series, Japan Series, Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectus.

     As described in the Prospectus, the U.S. Small Capitalization Series is further divided into three classes of shares designated as Institutional Shares, Adviser Shares and Select Shares and the Japan Series and International Small Capitalization Series are further divided into Institutional Shares and Select Shares. Each class of shares of each Fund represents interests in the assets of the Fund and has identical dividend, liquidation and other rights and the same terms and conditions except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

     VOTING RIGHTS. Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series, and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

     Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution or servicing plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

     There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

     SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, the Manager has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

     OWNERS OF 5% OR MORE OF A FUND'S SHARES. The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of the U.S. Small Capitalization Series as of June 30, 1998:

NAME AND ADDRESS                                           PERCENTAGE OWNERSHIP
 OF OWNER                                                        OF THE FUND
-----------------                                          --------------------
INSTITUTIONAL SHARES:
Charles Schwab & Co. Inc.                                          36.85%*
For the Exclusive Use of Our Customers
Reinvest Account
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

The Evangelical Lutherans                                           5.54%
For Jeanie Seto
c/o Boston Safe Deposit Trust
Attn Scott Berard
1 Cabot Road
Medford, MA 02155-5158

SELECT SHARES:
Charles Schwab & Co Inc.                                           34.55%*
For the Exclusive Use of Our Customers
Reinvest Account
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

ADVISER SHARES:
Prudential Securities                                              33.06%*
For Exclusive Benefit of Our Customers
Attn Mutual Funds
1 New York Plaza
New York, NY 10292

                                         -21-

Smith Barney Inc.                                                  17.07%
333 W. 34th Street 7th Floor
New York, NY 10001

FTC and Co.                                                        12.84%
Attn Datalynx House Account
P.O. Box 173736
Denver CO 80217-3736

* Record ownership only

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of the Japan Series as of June 30, 1998:

NAME AND ADDRESS                                           PERCENTAGE OWNERSHIP
 OF OWNER                                                        OF THE FUND
-----------------                                          --------------------
INSTITUTIONAL SHARES:
Rosenberg Institutional                                            87.21%
Equity Management
4 Orinda Way, Suite 300E
Orinda, CA 94563

Koko M Baker                                                        7.83%
c/o Rosenberg Institutional Equity Management
4 Orinda Way
Orinda, CA 94563

SELECT SHARES:
Donaldson Lufkin Jenrette Securities Corporation                   44.52%
P.O. Box 2052
Jersey City, NJ 07303-9998

Fifth Third Bank, Custodian                                        18.51%
Arthur Y Lyss, IRA
1400 N Woodward Ave., 100
Bloomfield, MI 48304

Sandra B. Cook                                                     11.62%
Trst Sandra B. Cook Family Trust
U/A dtd 08-23-84
1550 Oakland Avenue
Piedmont, CA 94611

National Investor Services Corp.                                    9.18%
For the Exclusive Benefit of Our Customers
55 Water Street 32nd Floor
New York, NY 10041-3299

                                         -22-

Henry Crew                                                          9.00%
2558 Idaho Street, Apt 71
Elko, NV 98901

* Record ownership only

     As of June 30, 1998, Rosenberg Institutional Equity Management, a California limited partnership, may be deemed to control the Institutional Shares of the Japan Series because it beneficially owned more than 25% of such shares. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning of record 5% or more of the outstanding shares of the International Small Capitalization Series as of June 30, 1998:

NAME AND ADDRESS                                           PERCENTAGE OWNERSHIP
 OF OWNER                                                        OF THE FUND
-----------------                                          --------------------
INSTITUTIONAL SHARES:
Charles Schwab & Co. Inc.                                          90.419%
For the Exclusive Use of Our Customers
Reinvest Account
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

SELECT SHARES:
Charles Schwab & Co. Inc.                                          69.876%
For the Exclusive Use of Our Customers
Reinvest Account
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

     The officers and Trustees of the Trust, as a group, own less than 1% of any class of outstanding shares of the Trust except of the Japan Series.

                          DETERMINATION OF NET ASSET VALUE

     As indicated in the Prospectus, the net asset value of each Fund share is determined on each day on which the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend days, that the New York Stock Exchange will not be open are Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday and Memorial Day.

     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees of the Trust or by persons acting at their direction.

                          PURCHASE AND REDEMPTION OF SHARES

     The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.

                                FINANCIAL STATEMENTS

     The Report of Independent Accountants, financial highlights and financial statements of the Funds included in their Annual Report for the period ended March 31, 1998 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning 1-800-447-3332.

     The financial statements incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

                                         -24-